                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. _)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or  Rule 14a-12

                           BRANDYWINE REALTY TRUST
               (Name of Registrant as Specified In Its Charter)
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            Common Shares of Beneficial Interest Preferred Shares of Beneficial Interest

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the pervious filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

            Schedule 14A

      (3)   Filing Party:

            Brandywine Realty Trust


      (4)   Date Filed:

            April 3, 1997

                             BRANDYWINE REALTY TRUST
                               16 CAMPUS BOULEVARD
                            NEWTOWN SQUARE, PA 19073
                                 (610) 325-5600

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 12, 1997

To our Shareholders:

      Notice is hereby given that the Annual Meeting of the Shareholders of Brandywine Realty Trust, a Maryland real estate investment trust (the "Company"), will be held at The Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania on Monday, May 12, 1997, at 10:00 a.m., local time (the "Meeting"), to consider and take action on the following matters:

            1. The election of seven Trustees to the Board of Trustees.

            2. The conversion of the Company's outstanding Series A Convertible Preferred Shares of Beneficial Interest ("Series A Preferred Shares") into up to 1,424,736 Common Shares of Beneficial Interest ("Common Shares").

            3. An amendment to the Declaration of Trust of the Company to permit the Board of Trustees to alter the number of authorized shares of beneficial interest of the Company.

            4. Adoption of the 1997 Long-Term Incentive Plan.

            5. The transaction of such other business as may properly come before the Meeting or any postponement or adjournment thereof.

      The Board of Trustees of the Company has fixed the close of business on April 2, 1997 as the record date for determination of the Shareholders of the Company entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof.

                                    By order of the Board of Trustees,


                                    Mark S. Kripke, Secretary
April 7, 1997


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, DATE AND SIGN YOUR PROXY, AND MAIL IT IN THE STAMPED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY. RETURNING THE PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON ON ALL
MATTERS BROUGHT BEFORE THE MEETING, BUT WILL HELP ASSURE A QUORUM IF YOU DO NOT ATTEND.

                             BRANDYWINE REALTY TRUST
                               16 CAMPUS BOULEVARD
                            NEWTOWN SQUARE, PA 19073
                                 (610) 325-5600

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 12, 1997


INTRODUCTION:

      The enclosed proxy is solicited by and on behalf of the Board of Trustees (the "Board of Trustees" or the "Board") of Brandywine Realty Trust (the "Company") for use at the Annual Meeting of Shareholders to be held on Monday, May 12, 1997 at 10:00 a.m., local time, and at any postponement or adjournment thereof (the "Meeting"). This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders of the Company on or about April 7, 1997.

      At the Meeting, the shareholders will be asked to consider and take action on the following matters (collectively, the "Proposals"):

            1. The election of seven Trustees to the Board of Trustees.

            2. The conversion of the Company's outstanding Series A Convertible Preferred Shares of Beneficial Interest ("Series A Preferred Shares") into up to 1,424,736 Common Shares of Beneficial Interest ("Common Shares").

            3. An amendment to the Declaration of Trust (the "Declaration of Trust") of the Company to permit the Board of Trustees to amend the Declaration of Trust from time to time, without a shareholder vote, to increase or decrease the aggregate number of shares of beneficial interest of the Company or the number of shares of beneficial interest of any class the Company is authorized to issue.

            4. Adoption of the 1997 Long-Term Incentive Plan.


            5. The transaction of such other business as may properly come before the Meeting or any postponement or adjournment thereof.


      THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED EACH OF THE PROPOSALS DESCRIBED HEREIN AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE PROPOSALS AT THE MEETING.

      The Board of Trustees knows of no business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement. If any other matter should be presented at the Meeting for action, the persons named in the accompanying proxy card will vote the proxy in accordance with their best judgment on such matter.

      A shareholder may revoke his or her proxy at any time by executing and returning another proxy of a later date, by written notice to the Company (attention: Gerard H. Sweeney) at its address above, or by attending the Meeting and voting in person. Attendance at the Meeting will not by itself constitute revocation of a proxy.

      In the event that there are not sufficient votes to approve any one or more of the Proposals, it is expected that the Meeting will be postponed or adjourned in order to permit further solicitation of proxies by the Company.

      The delivery of this Proxy Statement shall not, under any circumstances, create any implication that the information contained herein is correct after the date hereof, April 7, 1997.

RECORD DATE, QUORUM AND VOTE REQUIRED:


      The record date for the determination of shareholders entitled to notice of and to vote at the Meeting is the close of business on April 2, 1997. The presence, in person or by proxy, of Common Shares and Preferred Shares representing a majority of all votes entitled to be cast at the Meeting, will constitute a quorum for the transaction of business at the Meeting. All valid proxies returned will be included in the determination of whether a quorum is present at the Meeting. As of the Record Date, 9,570,062 Common Shares were issued and outstanding and 427,421 Series A Preferred Shares were issued and outstanding. Each Common Share is entitled to one vote on each matter to be voted on at the Meeting, and (except as indicated below) each Series A Preferred Share is entitled to 3.3333 votes on each matter to be voted on at the Meeting. The Common Shares and Series A Preferred Shares (referred to collectively herein as "Shares") will vote on all such matters as a single class. Series A Preferred Shares will not be entitled to vote on Proposal 2 (Conversion of Series A Preferred Shares into Common Shares). Shareholders have no cumulative voting rights.

      Election of Trustees (Proposal No. 1) requires the vote of a plurality of all votes cast on the matter. The approval of the conversion of Series A Preferred Shares into Common Shares (Proposal No. 2) requires the affirmative vote of the holders of a majority of the votes cast on the Proposal by the holders of Common Shares. The approval of the amendment to the Declaration of Trust (Proposal No. 3) requires the affirmative vote of the holders of a majority of the Shares outstanding and entitled to vote. Adoption of the 1997 Long-Term Incentive Plan (Proposal 4) requires the affirmative vote of the holders of a majority of the votes cast on the Proposal in person or by proxy.


      Regarding the election of Trustees (Proposal No. 1), Shares represented by Proxies marked "For" such Proposal will be counted in favor of all nominees, except to the extent the Proxy withholds authority to vote for, or indicates a vote against, a specified nominee. Shares represented by Proxies marked "Against," "Abstain" or withholding authority to vote will not be counted in favor of any nominee. However, because Trustees are elected by a plurality vote, abstentions will not affect the election of the candidates receiving the most votes. IN THE ABSENCE OF SPECIFIC DIRECTION, SHARES REPRESENTED BY A PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES.

      Regarding the vote on conversion of Series A Preferred Shares into Common Shares (Proposal No. 2), Common Shares represented by Proxies marked "For" such Proposal will be counted in favor of such Proposal. Common Shares represented by Proxies marked "Abstain" and "broker non-votes" in respect of such Proposal will not be counted as votes cast on the Proposal and will have no effect on the result of the vote. IN THE ABSENCE OF SPECIFIC DIRECTION, COMMON SHARES REPRESENTED BY A PROXY WILL BE VOTED "FOR" SUCH PROPOSAL.

      Regarding the amendment to the Declaration (Proposal No. 3), Shares represented by Proxies marked "For" such Proposal will be counted in favor of such Proposal. Shares represented by Proxies marked "Abstain" and "broker non-votes" in respect of such Proposal will not be counted in favor of such Proposal and will have the effect of a vote "Against" such Proposal. IN THE ABSENCE OF SPECIFIC DIRECTION, SHARES REPRESENTED BY A PROXY WILL BE VOTED "FOR" SUCH PROPOSAL.

      Regarding adoption of the 1997 Long-Term Incentive Plan (Proposal 4), Shares represented by Proxies marked "For" such Proposal will be counted in favor of such Proposal. Shares represented by Proxies marked "Abstain" and "broker non-votes" in respect of such Proposal will not be counted as votes cast on the Proposal and will have no effect on the result of the vote. IN THE ABSENCE OF SPECIFIC DIRECTION, SHARES REPRESENTED BY A PROXY WILL BE VOTED "FOR" SUCH PROPOSAL.

      Holders of an aggregate of 618,372 Common Shares as of the Record Date (i.e., Safeguard Scientifics, Inc. ("SSI"), Anthony A. Nichols, Sr., The Nichols Company ("TNC") and two entities controlled by Richard M. Osborne) have agreed with the holder of the Series A Preferred Shares to vote such Common Shares in favor of Proposal 2.

                      PROPOSAL NO. 1 - ELECTION OF TRUSTEES

      The Board of Trustees has nominated the following individuals for election as Trustees at the Meeting: Anthony A. Nichols, Sr., Joseph L. Carboni, Richard
M. Osborne, Gerard H. Sweeney, Warren V. Musser, Walter D'Alessio and Charles P. Pizzi. Mr. Carboni was first elected a Trustee on May 14, 1991. Messrs. Osborne and Sweeney were first elected as Trustees on February 9, 1996. Messrs. Nichols, Musser, D'Alessio and Pizzi were first elected as Trustees on August 22, 1996. The Trustees have no reason to believe that any of the foregoing nominees will be unable or unwilling to be a candidate for election at the time of the Meeting. If any nominee is unable or unwilling to serve, the persons named in the proxy will use their best judgment in selecting and voting for a substitute candidate.

      Each individual elected as a Trustee at the Meeting will serve until the next annual meeting of shareholders and until his successor is duly elected and qualified.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES AS TRUSTEES.

TRUSTEES OF THE COMPANY

      The following table sets forth certain information with respect to the Trustees of the Company, each of whom has been elected to serve for a one-year term expiring at the 1997 annual meeting of shareholders and until his successor is duly elected and qualified:

         Name               Age               Position
         ----               ---               --------
Anthony A. Nichols, Sr       57       Chairman of the Board and Trustee
Gerard H. Sweeney ....       40       President, Chief Executive Officer and Trustee
Joseph L. Carboni ....       60       Trustee
Richard M. Osborne ...       51       Trustee
Warren V. Musser .....       70       Trustee
Walter D'Alessio .....       63       Trustee
Charles P. Pizzi .....       46       Trustee

      The following are biographical summaries of the Trustees of the Company:

      ANTHONY A. NICHOLS, SR., Chairman of the Board and Trustee. Mr. Nichols was elected a Trustee on August 22, 1996. Mr. Nichols founded TNC through a corporate joint venture with SSI, and has been its President and Chief Executive Officer since 1982. From 1968 to 1982, Mr. Nichols was Senior Vice President of Colonial Mortgage Service Company (now GMAC Mortgage Corporation), a subsidiary of CoreStates Bank, N.A. Mr. Nichols has been a member of the National Association of Real Estate Investment Trusts ("NAREIT"), a member of the Board of Governors of the Mortgage Banking Association and Chairman of the Income Loan Committee of the regional Mortgage Bankers Association. Mr. Nichols also serves on the Board of Directors of CenterCore Inc. and is a member of the National Association of Industrial and Office Parks, the Philadelphia Board of Realtors and the Urban Land Institute.

      GERARD H. SWEENEY, President, Chief Executive Officer and Trustee. Mr. Sweeney was elected a Trustee on February 9, 1996. Mr. Sweeney has served as President and Chief Executive Officer of the Company since August 8, 1994 and as President since November 9, 1989. Prior to August 8, 1994, Mr. Sweeney served as Vice President of LCOR, Incorporated ("LCOR"), a real estate development firm. Mr. Sweeney was employed by The Linpro Company (a predecessor of LCOR) from 1983 to 1994 and served in several capacities, including Financial Vice President and General Partner. Mr. Sweeney is a member of NAREIT, the Urban Land Institute, the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants.

      JOSEPH L. CARBONI, Trustee. Mr. Carboni was elected a Trustee on May 14, 1991 and served as Chairman of the Board from October 11, 1994 until August 22, 1996. Mr. Carboni has served as President of JLC Associates, Inc., a commercial and real estate consulting firm since 1990. Prior to 1990, Mr. Carboni was a Senior Vice President of BNE Realty Credit Corporation.

      RICHARD M. OSBORNE, Trustee. Mr. Osborne was elected a Trustee on February 9, 1996. Mr. Osborne is President and Chief Executive Officer of OSAIR, Inc., a property developer and manufacturer of industrial gases for pipeline delivery. Mr. Osborne is a director of Great Lakes Bank, Mentor, Ohio.

      WARREN V. MUSSER, Trustee. Mr. Musser was elected a Trustee on August 1996. He has served as Chairman and Chief Executive Officer of SSI since 1953. Mr. Musser also serves as the Chairman of the Board of Directors of Cambridge Technology Partners, Inc., and is a director of Coherent Communications Systems Corporation and CompuCom Systems, Inc. Mr. Musser also serves on a variety of civic, educational, and charitable Boards of Directors, including the Franklin Institute and the Board of Overseers of the Wharton School of the University of Pennsylvania. He also serves as Vice President/Development, Cradle of Liberty Council, Boy Scouts of America and as Vice Chairman of the Technology Council of the Philadelphia metropolitan area.

      WALTER D'ALESSIO, Trustee. Mr. D'Alessio was elected a Trustee on August 22, 1996. He has served as President and Chief Executive Officer of Legg Mason Real Estate Services, Inc., a mortgage banking firm headquartered in Philadelphia, Pennsylvania, since 1982. Previously, Mr. D'Alessio served as Executive Vice President of the Philadelphia Industrial Development Corporation and Executive Director of the Philadelphia Redevelopment Authority. He also serves on the Board of Directors of the Philadelphia Electric Company, Pennsylvania Blue Shield and Independence Blue Cross, the Philadelphia Private Industry Council and the Greater Philadelphia Chamber of Commerce.

      CHARLES P. PIZZI, Trustee. Mr. Pizzi was elected a Trustee on August 22, 1996. Mr. Pizzi has served as President of the Greater Philadelphia Chamber of Commerce since 1989. Mr. Pizzi also serves on a variety of civic, educational and charitable Boards of Directors, including the American Chamber of Commerce Executives, Boy Scouts of America (Philadelphia Council), Drexel University, Greater Philadelphia Chamber of Commerce, Independence Blue Cross, Pennsylvania Academy of the Fine Arts, Philadelphia Convention & Visitors Bureau, Temple University School of Business Management, United Way of Southeastern Pennsylvania, University of Pennsylvania Graduate School of Education Board of Overseers and the Urban League of Philadelphia.

      Messrs. Nichols, Musser and D'Alessio were initially elected to the Board of Trustees as nominees of SSI and TNC in connection with the Company's acquisition of properties from SSI and TNC in August 1996, and Mr. Pizzi was initially elected to the Board of Trustees as the joint nominee of SSI, TNC and the Company in connection with such transaction.

COMMITTEES OF THE BOARD OF TRUSTEES

      Audit Committee. The audit committee of the Board of Trustees (the "Audit Committee") currently consists of Messrs. Carboni, D'Alessio and Pizzi. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls.

      Compensation Committee. The compensation committee of the Board of Trustees (the "Compensation Committee"), established in August 1996, currently consists of Messrs. Carboni, D'Alessio and Pizzi. The Compensation Committee determines compensation for the Company's executive officers and, pursuant to the employment agreements between the Company and its executive officers, will establish an incentive compensation program for the Company's employees.

      Executive Committee. The executive committee of the Board of Trustees (the "Executive Committee"), established in August 1996, currently consists of Messrs. Nichols, the Chairman of the Executive Committee, Mr. Musser, Mr. Osborne and Mr. Sweeney. The Executive Committee has been delegated all powers of the Board of Trustees except the power to: (i) declare dividends on Shares;
(ii) elect trustees; (iii) recommend to shareholders any action that requires shareholder approval; (iv) amend the Bylaws of the Company; (v) approve any merger or share exchange which does not require shareholder approval; (vi) authorize the Company to issue Shares (or securities convertible into Shares) in any single financing or series of related financings in excess of $10 million; or (vii) authorize the Company to make any single acquisition of real estate in excess of $20 million.

MEETINGS OF TRUSTEES


      The Trustees held five meetings in 1996. Each of Messrs. DiLullo and Jerome (former Trustees) attended two of three meetings held in1996 during his term in office. Mr. Musser, who was elected a Trustee on August 22, 1996, attended one of two meetings held in 1996 during his term in office. One meeting of the Audit Committee was held in 1996 to discuss the 1996 audit with Arthur Andersen LLP, the Company's independent public accountants.


COMPENSATION OF TRUSTEES

      During 1996, the Company paid its Trustees who are not officers of the Company fees for their services as Trustees. Each such Trustee received annual compensation of $5,000 and a fee of $500 plus expenses for attendance in person at each meeting of the Board of Trustees or a committee thereof and $500 for participation in each telephonic meeting of the Board of Trustees or a committee thereof. The compensation of non-employee Trustees for 1997 will consist of an annual fee in the amount of $10,000, of which one-half will be payable in cash and one-half will be payable in Common Shares. In addition, each Trustee will be entitled to a fee of $1,000, payable in cash, for each meeting of the Board attended by him and a fee of $500, payable in cash, for each meeting of a committee of the Board attended by him.

COMPANY OFFICERS

      The following are biographical summaries of the officers of the Company who are not Trustees of the Company:

      BRIAN F. BELCHER, Executive Vice President -- Marketing and Development. Mr. Belcher became an executive of the Company on August 22, 1996. Mr. Belcher joined TNC in 1982 as Vice President of Marketing and, from 1986 until August 22, 1996, served as its Executive Vice President. From 1978 to 1982, Mr. Belcher was a marketing specialist for Evans-Pitcairn Corporation, a real estate development firm. Prior to that time, Mr. Belcher was a real estate broker with Cushman & Wakefield, a national real estate firm, in the Philadelphia metropolitan area. Mr. Belcher previously served as President of the Delaware Valley Chapter of the National Association of Industrial and Office Parks, and is currently a member of the Philadelphia Board of Realtors.

      JOHN M. ADDERLY, JR., Senior Vice President -- Operations. Mr. Adderly has served as an officer of the Company since January 1995. Mr. Adderly was employed by the Rodin Group, a Philadelphia-based real estate development, management and brokerage firm from 1982 until 1995, where he served as Vice President and Chief Financial Officer from 1986 until 1995, and as Corporate Controller from 1982 until 1986.

      ANTHONY A. NICHOLS, JR., Vice President -- Operations. Mr. Nichols became an officer of the Company on August 22, 1996. Previously Mr. Nichols was employed at TNC which he joined in 1989 as a marketing representative. In 1992 Mr. Nichols became an Assistant Vice President -- Property Management of TNC and in 1995 he became Vice President -- Marketing. Mr. Nichols is the son of Anthony
A. Nichols, Sr., the Company's Chairman of the Board.

      H. JEFFREY DEVUONO, Vice President -- Operations. Mr. DeVuono became an officer of the Company on January 15, 1997. Prior to that time he was employed in several capacities by LCOR, Incorporated, a real estate development firm.

      MARK S. KRIPKE, Chief Financial Officer and Secretary. Mr. Kripke became Chief Financial Officer and Secretary of the Company on April 7, 1997. Previously Mr. Kripke was Chief Financial Officer for Stoltz Management, a privately-held firm.

      John P. Gallagher, who was Executive Vice President -- Finance of the Company at December 31, 1996, resigned his position as an officer of the Company effective April 1, 1997. Francine M. Haulenbeek, who was Vice President, Secretary and Treasurer of the Company at December 31, 1996, resigned her position as an officer of the Company effective January 31, 1997.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, Trustees and beneficial owners of more than 10% of the Shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange. Officers, Trustees and beneficial owners of more than 10% of the Shares are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on review of the copies of such reports furnished to the Company, and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, Trustees and beneficial owners of more than 10% of the Shares were complied with.

CASH AND NON-CASH COMPENSATION PAID TO EXECUTIVE OFFICERS

      The following table sets forth certain information concerning the compensation paid: (i) to the Company's President and Chief Executive Officer for the years ended December 31, 1996, 1995 and 1994 and (ii) to the three other executive officers of the Company for the year ended December 31, 1996. No information is presented in the following table for such other executive officers for the years ended December 31, 1995 or 1994, because none of them became employees of the Company until August 22, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                                                        COMPENSATION
                                                                                        ------------
                                   ANNUAL COMPENSATION                                   SECURITIES
                                   -------------------                                   UNDERLYING
NAME AND PRINCIPAL POSITION                YEAR          SALARY           BONUS        OPTIONS/SARS(#)
---------------------------                ----          ------           -----        ---------------
Anthony A. Nichols, Sr., ...........       1996       $ 49,000(1)       $30,000           40,000(5)
Chairman of the Board ..............       1995             --               --               --
                                           1994             --               --               --

Gerard H. Sweeney, President and ...       1996       $134,000(2)       $30,000          100,000(5)
Chief Executive Officer ............       1995       $130,000                               --
                                                          1994          $55,000           46,666(6)

Brian F. Belcher, Executive Vice1996                  $ 43,000(3)       $20,000           40,000(5)
President - Marketing and ..........       1995             --               --               --
Development ........................       1994             --               --               --

John P. Gallagher, Executive Vice ..       1996       $ 36,000(4)       $15,000           40,000(5)
President - Finance ................       1995             --               --               --
                                           1994             --               --               --

(1) Mr. Nichols did not become an employee of the Company until August 22, 1996. See "Employment Agreements" below.

(2) Prior to August 8, 1994, the date on which Mr. Sweeney became employed by the Company, Mr. Sweeney's salary and bonus were paid to him by LCOR, pursuant to his employment agreement with that firm. In February 1994, the Company paid LCOR $110,000, and LCOR in turn used $60,000 of this amount to pay Mr. Sweeney a bonus in recognition of his contribution to the Company's January 1994 debt restructuring and its sale of the Lincoln Centre property in February 1994. Mr. Sweeney entered into a new employment agreement with the Company on August 22, 1996 that replaced his then existing employment agreement with the Company.

(3) Mr. Belcher did not become an employee of the Company until August 22, 1996. See "Employment Agreements" below.

(4) Mr. Gallagher did not become an employee of the Company until August 22, 1996. See "Employment Agreements" below.

(5) The options awarded in 1996 are evidenced by certificates denominated as "warrants" and were vested and exercisable on the date of grant.

(6) Amount reflects fully vested options to purchase 33,333 and 13,333 Common Shares at exercise prices of $14.31 and $6.21 per share, respectively.

EMPLOYMENT AGREEMENTS

      On August 22, 1996, each of Messrs. Nichols, Sweeney, Belcher and Gallagher entered into a two-year employment agreement with a subsidiary of the Company. With the consent of the Company's executives, these employment agreements were subsequently assigned to the Company. These employment agreements established annual base salaries for each of Messrs. Nichols, Sweeney, Belcher and Gallagher at $141,500, $141,500, $125,500 and $104,500,
respectively, which compensation may be increased by the Board of Trustees in its discretion. Effective January 1, 1997, the annual base salaries of each of Messrs. Nichols and Sweeney were increased to $200,000 and the annual base salary of Mr. Belcher was increased to $150,000. Mr. Gallagher resigned from the Company effective April 1, 1997.

      In the event the Company were to terminate the employment of any of Messrs. Nichols, Sweeney or Belcher without cause, or were to elect not to renew the applicable employment agreement on the second anniversary of the date it was entered into, the Company would be obligated to provide the executive with severance for the greater of the remaining term under his employment agreement or 12 months at a rate equal to his then effective salary. In addition, in the event the executive were to terminate his employment with the Company following a change in control, the Company would be obligated to provide the executive with the severance payments described in the preceding sentence. The term "change in control," as defined in the employment agreements, means the acquisition by any person (other than the Company and its affiliates) of a majority of the outstanding Common Shares or voting securities of the Company.

      At the time each of the foregoing individuals entered into their employment agreements, each received from the Company non-transferable warrants exercisable for a six-year period at a price of $19.50 per share. The number of Common Shares for which such warrants held by Messrs. Nichols, Sweeney, Belcher and Gallagher are exercisable are 40,000, 100,000, 40,000 and 40,000, respectively.

      Section 162(m) of the Internal Revenue Code of 1986 (the "Code") provides that a publicly-held corporation may not deduct compensation paid to any one of certain specified officers in excess of $1 million per year unless such compensation qualifies as "performance-based" compensation within the meaning of that Section . Neither the options nor the warrants granted by the Company qualify as performance-based compensation under Section 162(m) of the Code. Therefore, if the aggregate taxable income recognized in any year by certain of the executive officers of the Company, including any income recognized upon the exercise of options or warrants and any bonuses, exceeds $1 million, the excess will not be deductible by the Company unless it qualified as performance-based compensation.

STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS DURING LAST FISCAL YEAR

      The following table sets forth certain information regarding options for the purchase of Common Shares that were awarded during fiscal 1996 to the
Company's: (a) President and Chief Executive Officer and (b) each of the three other executive officers of the Company.

            OPTIONS/SAR GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 1996


                                                                                                POTENTIAL REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                                                                                    ANNUAL RATES OF
                                                                                                      SHARE PRICE
                                                                                                      APPRECIATION
                                       INDIVIDUAL GRANTS                                           FOR OPTION TERM(2)
                                NUMBER OF            % OF TOTAL )
                                SECURITIES            OPTIONS/
                                UNDERLYING              SARS       EXERCISE
                                 OPTIONS/            GRANTED TO     OR BASE
                               SAR GRANTED          EMPLOYEES IN     PRICE      EXPIRATION
         NAME                     (#)(1)            FISCAL YEAR     ($/SH)         DATE            5%($)          10% ($)
         ----                    --------           -----------     ------         ----            -----          -------
Anthony A. Nichols, Sr.,
Chairman of the Board......        40,000            16.4%        $ 19.50        8/22/2002       $185,000       $  496,000

Gerard H. Sweeney,
President and Chief
Executive Officer .........       100,000            41.1%        $ 19.50        8/22/2002       $462,000       $1,239,000

Brian F. Belcher, Executive
Vice President - Marketing
and Development ...........        40,000            16.4%        $ 19.50        8/22/2002       $185,000       $  496,000

John P. Gallagher,
Executive Vice President -
Finance ...................        40,000            16.4%        $ 19.50        8/22/2002       $185,000       $  496,000


-------------------------------

(1) Options vested on date of grant. The options are evidenced by certificates denominated as "warrants."

(2) The potential realizable value portion of the foregoing table illustrates value that might be realized upon the exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on Common Shares over the term of the options.


STOCK OPTIONS HELD BY EXECUTIVE OFFICERS AT DECEMBER 31, 1996

      The following table sets forth certain information regarding options for the purchase of Common Shares that were exercised and/or held by: (a) the Company's President and Chief Executive Officer and (b) each of the three other executive officers of the Company at December 31, 1996.

              AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED DECEMBER 31, 1996 AND 1996 FISCAL YEAR END OPTION/SAR VALUES

                                                                         NUMBER OF SECURITIES
                                                                            UNDERLYING
                                                                           UNEXERCISED
                                                                           OPTIONS/SAR
                                                                             AT FY-END        VALUE OF UNEXERCISED IN-
                                                                                (#)             THE-MONEY OPTIONS AT
                                    SHARES ACQUIRED       VALUE             EXERCISABLE/       FY-END($) EXERCISABLE/
NAME                                ON EXERCISE(#)      REALIZED($)       UNEXERCISABLE(1)        UNEXERCISABLE(1)
----                                --------------      -----------       ----------------        ----------------
Anthony A. Nichols, Sr
Chairman of the Board ., .               N/A               N/A                40,000                      0

Gerard H. Sweeney,
President and Chief
Executive Officer ........               N/A               N/A               146,666               $350,000

Brian F. Belcher,
Executive Vice President -
Marketing and ............               N/A
Development ..............               N/A                                  40,000                      0

John P. Gallagher, .......               N/A               N/A                40,000                      0
Executive Vice President -
Finance

---------------

(1)   All options are exercisable.


401(K) PLAN

      TNC established a Section 401(k) and Profit Sharing Plan (the "401(k) Plan") to cover its eligible employees and other designated affiliates. It is anticipated that the Company will also adopt the 401(k) Plan for the benefit of all of its eligible employees.

      The 401(k) Plan will permit eligible employees of the adopting employers (the "Participating Companies") to defer up to a designated percentage of their annual compensation, subject to certain limitations imposed by the Code. The employees' elective deferrals are immediately vested and non-forfeitable upon contribution to the 401(k) Plan. Each Participating Company reserves the right to make matching contributions or discretionary profit sharing contributions in the future.

      The 401(k) Plan is designed to qualify under section 401 of the Code so that contributions by employees or by the Participating Companies to the 401(k) Plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and so that contributions by the Participating Companies, if any, will be deductible by them when made.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Prior to the completion of the SSI/TNC Transaction on August 22, 1996, the Board of Trustees had not established a separate compensation committee. No executive officer of the Company serves on the Compensation Committee that was established by the Board of Trustees in August 1996.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information as of March 10, 1997 (except as indicated in note 3) regarding the beneficial ownership of Common Shares (and Common Shares for which units of limited partnership interest ("Units") of Brandywine Operating Partnership, L.P. and Preferred Shares may be exchanged) by each Trustee, by each executive officer, by all Trustees and executive officers as a group, and by each person known to the Company to be the beneficial owner of 5% or more of the outstanding Common Shares assuming the issuance of Units which the Company is contractually committed to issue by September 1999. Except as indicated below, to the Company's knowledge, all of such Common Shares are owned directly, and the indicated person has sole voting and investment power.

Name and Business                                                           Number of    Percentage of
Address of Beneficial Owner(1)                                                Common    Common Shares(2)
------------------------------                                                Shares    ----------------
                                                                              ------
Morgan Stanley Group Inc. (3) ........................................      1,130,800      12.27%
RAI Real Estate Advisers, Inc.(4) .....................................       951,019       9.98
Safeguard Scientifics Inc.(5) .........................................       738,753       7.61
Anthony A. Nichols, Sr.(6) ............................................       285,503       3.05
Joseph L. Carboni(7) ..................................................         1,166           *
Richard M. Osborne(8) .................................................       440,478       4.74
Gerard H. Sweeney(9) ..................................................       146,934       1.57
Warren V. Musser(10) ..................................................             0           *
Walter D'Alessio(11) ..................................................           300           *
Charles P. Pizzi(12) ..................................................             0           *
John P. Gallagher(13) .................................................       251,955       2.69
Brian F. Belcher(14) ..................................................       259,200       2.77
All Trustees and Executive Officers as a Group (9) persons ............       961,626       9.93


------------------------

*Less than one percent.

(1) Unless indicated otherwise, the business address of each person listed is 16 Campus Boulevard, Newtown Square, Pennsylvania 19073.

(2) Assumes that all Units and Preferred Shares eligible for conversion held by each named person or entity are converted into Common Shares. The total number of Common Shares outstanding used in calculating the percentage of Common Shares assumes that none of the Units or Preferred Shares eligible for conversion held by other named persons or entities are converted into Common Shares.

(3) Based on a Schedule 13G dated January 14, 1997, and filed for the year ended December 31, 1996. Morgan Stanley Group Inc. maintains its principal office at 1585 Broadway, New York, New York 10036.

(4) The business address of RAI Real Estate Advisers, Inc. ("RAI") is 259 Radnor-Chester Road, Radnor, Pennsylvania 19087. Includes (a) 817,686 Common Shares and (b) 133,333 Common Shares issuable upon exercise of warrants. Does not include 1,424,736 Common Shares issuable upon conversion of Preferred
Shares after Conversion Approval (as defined in Proposal 2) or 65,000 Common Shares held for the benefit of the Pennsylvania State Employees' Retirement System ("SERS") by third parties that possess the voting and investment power in respect of such Common Shares. RAI serves as the voting trustee under a voting trust established for the benefit of SERS. RAI disclaims beneficial ownership of such shares in which it has no pecuniary interest.

(5) The business address of SSI is 800 The Safeguard Building, 435 Devon Park Drive, Wayne, Pennsylvania 19087. Includes (a) 241,560 Common Shares, (b) 241,560 Common Shares issuable upon exercise of warrants and (c) 255,633 Units convertible into Common Shares. Safeguard Securities (Delaware), Inc. ("Safeguard Delaware"), a wholly-owned subsidiary of SSI, is the owner of the foregoing securities other than 590 Units which are owned by C/N Leedom II, Inc., another wholly-owned subsidiary of SSI. The Units referenced in clause (c) of the preceding sentence include 3,246 Units issuable to a wholly-owned subsidiary of SSI on or before September 1, 1999.

(6) Includes (a) 16,773 Common Shares, (b) 56,773 Common Shares issuable upon exercise of warrants, (c) 110,281 Common Shares held by Newtown I, L.L.C. and
(d) 101, 674 Common Shares issuable upon conversion of Units beneficially owned by TNC or issuable to TNC on or before September 1, 1999. Mr. Nichols shares investment and voting power over the Common Shares beneficially owned by Newtown I, L.L.C. and TNC. The foregoing includes 16,773 Common Shares and warrants to purchase an additional 16,773 Common Shares which Mr. Nichols owns jointly with his wife.

(7) The business address of Mr. Carboni is Two Greentree Centre, Marlton, New Jersey 08053.

(8) The business address of Mr. Osborne is 7001 Center Street, Mentor, Ohio 44060. Includes (a) 179,600 Common Shares owned by The Richard M. Osborne Trust (the "RMO Trust"), of which Mr. Osborne is the sole trustee, and (b) 180,439 Common Shares and warrants exercisable for 80,439 Common Shares held by Turkey Vulture Fund XIII, Ltd. (the "RMO Fund"). Mr. Osborne has advised the Company that he possesses sole authority over the voting and disposition of Common Shares owned by the RMO Fund.

(9) Includes (a) 267 Common Shares and (b) 146,666 Common Shares issuable upon the exercise of options and warrants.

(10) The business address of Mr. Musser is 800 The Safeguard Building, 435 Devon Park Drive, Wayne, Pennsylvania 19087.

(11) The business address of Mr. D'Alessio is 1735 Market Street, Philadelphia, Pennsylvania 19103.

(12) The business address of Mr. Pizzi is 1234 Market Street, Philadelphia, Pennsylvania 19107.

(13) Includes (a) 40,000 Common Shares issuable upon the exercise of warrants,
(b) 110,281 Common Shares held by Newtown I, L.L.C. and (c) 101,674 Common Shares issuable upon conversion of Units beneficially owned by TNC or issuable to TNC on or before September 1, 1999. Mr. Gallagher shares investment and voting power over Common Shares beneficially owned by Newtown I, L.L.C. and TNC.

(14) Includes (a) 40,000 Common Shares issuable upon the exercise of warrants,
(b) 7,245 Common Shares issuable upon conversion of Units, (c) 110,281 Common Shares held by Newtown I, L.C.C. and (d) 101,674 Units beneficially owned by TNC or issuable to TNC on or before September 1, 1999. Mr. Belcher shares investment and voting power over Common Shares beneficially owned by Newtown I, L.L.C. and TNC.

CERTAIN TRANSACTIONS

      Partnership Agreement; Redemption Rights. In connection with the SSI/TNC Transaction, the Company entered into an Agreement of Limited Partnership (the "Partnership Agreement") with SSI, TNC and 11 other persons (collectively, the "Limited Partners"). The number of Units issued by the Operating Partnership to the Limited Partners at the closing of the SSI/TNC Transaction (495,837) plus the number of additional Units that the Operating Partnership will be required to issue to the Limited Partners by September 1, 1999 (44,322) to acquire the Residual Interests were and will be issued in exchange for direct and indirect interests of the Limited Partners in the 19 SSI/TNC Properties contributed to the Operating Partnership. The Partnership Agreement provides, among other things, for the Limited Partners to have the right to cause the Company to redeem their Units for cash, at a per Unit price based on the average closing price of the Common Shares for the five consecutive trading days prior to such determination (or, at the option of the Company, Common Shares on a one Common Share per Unit basis, subject to customary antidilution adjustments). Pursuant to the terms of the Partnership Agreement, in connection with the payment of an approximately $500,000 prepayment penalty associated with the payoff of the debt encumbering certain of the Properties, approximately 30,303 Units held by Limited Partners were canceled by the Operating Partnership.

      Repayment of Certain Advances to SSI. In connection with the SSI/TNC Transaction, SSI agreed to loan the Operating Partnership an aggregate of $400,000 on account of transaction expenses and agreed to advance the Operating Partnership up to $700,000 to provide it with working capital for the operation of certain of the Properties. SSI also agreed to advance funds to the Operating Partnership to enable it to make certain preferred distributions to the Company. These advances bore interest at the prime rate. In addition, in June 1996, SSI provided a second mortgage loan in the amount of $460,000 to a subsidiary of the Operating Partnership to fund the cost of tenant improvements at one of the Properties. This loan also bore interest at the prime rate. The principal balance of the SSI loans, including accrued interest thereon, was repaid in full on December 2, 1996 following consummation by the Company of the public offering (the "Offering") of its Common Shares.

      Indemnification of Certain Limited Partners. Pursuant to the Partnership Agreement, the Company was obligated either to contribute sufficient proceeds from the Offering to the Operating Partnership to enable it to repay or refinance the mortgage debt encumbering the SSI/TNC Properties, or in lieu thereof, either obtain general releases from the holders of such mortgages indebtedness releasing the Limited Partners from all liability with respect thereto or make other arrangements satisfactory to such Limited Partners to indemnify them against such liability. As of December 31, 1996, approximately $13.8 million of such mortgage debt remained outstanding, of which $8.7 million constitutes recourse debt. Accordingly, the Company has agreed to indemnify the Limited Partners who are liable on such recourse debt against liability thereon.

      Partnership Agreement; General Indemnity. In the Partnership Agreement, SSI and TNC made customary representations and warranties, on a several basis, in favor of the Company. The Company also made customary representations and warranties in favor of SSI and TNC. In the event the Company were to suffer a loss as a result of the inaccuracy of any of the representations and warranties made in its favor, the recourse of the Company against SSI and TNC is limited to the Units issued to them in the SSI/TNC Transaction (less the Units that were forfeited in connection with the repayment of debt upon closing of the Offering and any Units that the Company may elect to release from the pledge).

      Termination of Standstill Agreements. Each of SSI and Richard M. Osborne, a Trustee of the Company, was a party to an agreement with the Company which, by its terms, terminated upon completion of the Offering. In its respective agreement, each of SSI and Mr. Osborne had agreed generally to vote its or his Common Shares in accordance with the recommendation of a majority of the Board of Trustees on any matter submitted to a vote of shareholders and to refrain from disposing of its or his Common Shares other than in transactions under Rule 144, in certain private transactions and in certain extraordinary transactions such as a third party tender offer or merger.

      Option Properties. At the closing of the SSI/TNC Transaction, the Operating Partnership acquired an option from an affiliate of TNC entitling it to acquire, in the Operating Partnership's discretion, the four Option Properties at any time during the two-year period ending August 22, 1998 (subject to two extensions of one year each). The parties have agreed that the purchase price payable by the Operating Partnership upon exercise of its option will consist of $10.00 in excess of the mortgage debt encumbering the Option Properties at the time of exercise (which as of December 31, 1996 aggregated $21.1 million, including accrued interest). Exercise of the option is subject to a right of first refusal in favor of, and the consent of, the holder of the mortgage encumbering the Option Properties. There can be no assurance that the Company will exercise its option or that the holder of such mortgage will consent to the exercise of the option.

      Lease with SSI Affiliate. Approximately 21,580 net rentable square feet is leased by the Company to an affiliate of SSI at an average rental rate of $9.66 per square foot under a lease that expires in April 1999. The Company believes that this is the prevailing market rate for comparable space.

      Environmental Indemnity. SSI has agreed to indemnify the Operating Partnership against the cost of remediation that may be required to be undertaken on account of certain environmental conditions at one of the SSI/TNC Properties acquired in the SSI/TNC transaction subject to an aggregate maximum of approximately $2.0 million. The term of the SSI indemnity agreement expires on August 22, 2001.

      Employment Agreements; Award of Warrants. At the closing of the SSI/TNC Transaction, each of Messrs. Nichols, Sweeney, Belcher and Gallagher entered into a two-year employment agreement with the Management Company. These employment agreements were, with the consent of such executives, subsequently assigned to and assumed by the Company. In order to induce each such executive to enter into such employment agreements, Messrs. Nichols, Sweeney, Belcher and Gallagher were awarded warrants to purchase 40,000, 100,000, 40,000 and 40,000 Common Shares, respectively, at an exercise price of $19.50 per share. See Item
11. "Executive Compensation."

      Prior Involvement of Legg Mason. One of the underwriters of the Offering, Legg Mason Wood Walker, Incorporated ("Legg Mason"), served as financial advisor to the Company in connection with the SSI/TNC Transaction. In connection with the SSI/TNC Transaction, Legg Mason delivered to the Board of Trustees its opinion to the effect that, as of July 12, 1996, the SSI/TNC Transaction was fair to the Company's shareholders from a financial point of view. The Company paid Legg Mason a $100,000 fee for its advisory services and reimbursed it $10,000 for expenses. Legg Mason is the parent of Legg Mason Real Estate Services, Inc., a mortgage banking firm of which Walter D'Alessio, a member of the Company's Board of Trustees and Compensation Committee, is President.

      Investment by RMO Fund. On June 21, 1996 (the "Investment Date"), Turkey Vulture Fund XIII, Ltd. (the "RMO Fund"), a company controlled by Richard M. Osborne, a Trustee of the Company, invested approximately $1.3 million in the Company by: (i) making an unsecured loan (the "Osborne Loan") to the Company in the amount of approximately $992,000 and (ii) by acquiring 19,983 Paired Units (defined below) at a per unit price of $16.89. Under certain circumstances following the issuance by the Company of additional Common Shares, the Company was obligated to issue additional Paired Units, valued at $16.89 each, as a mandatory prepayment of the Osborne Loan. The Osborne Loan was repaid pursuant to its terms in 1996 through the issuance by the Company of an aggregate of 60,456 Paired Units. The term "Paired Units" means a unit comprised of one Common Share and a six-year warrant exercisable for one Common Share at an exercise price of $19.50 per share.

SHARE PERFORMANCE GRAPH

            The Securities and Exchange Commission requires the Company to present a chart comparing the cumulative total shareholder return on the Common Shares with the cumulative total shareholder return of (i) a broad equity index and (ii) a published industry or peer group index. The following chart compares the cumulative total shareholder return for the Common Shares with the cumulative shareholder return of companies on (i) the S&P Composite Index as provided by the National Association of Real Estate Investment Trusts and (ii) the NAREIT ALL-REIT Total Return Index as provided by the National Association of Real Estate Investment Trusts for the period beginning December 31, 1991 and ending December 31, 1996.

          COMPARISON OF CUMULATIVE SHAREHOLDERS' RETURN The Company, S&P
                       500 Index and NAREIT All-REIT Index

                               Dec. 91     Dec. 92       Dec. 93       Dec. 94         Dec. 95         Dec. 96
The Company .........       $  100.00     $   75.00     $  375.00     $1,017.34       $1,068.76       $2,009.14
S&P 500 Index .......       $  100.00     $  107.67     $  118.43     $  119.97       $  164.88       $  202.74
NAREIT All-REIT Index       $  100.00     $  112.18     $  132.98     $  134.05       $  158.60       $  215.30


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      As part of the SSI/TNC Transaction, on August 22, 1996, the Company entered into two-year employment agreements with each of its then four executive officers. These agreements established base salaries at $141,500, $141,500, $125,000 and $104,500, respectively, for each of Messrs. Nichols, Sweeney, Belcher and Gallagher. In conjunction with these employment agreements, six-year warrants exercisable for 40,000 Common Shares were awarded to each of Messrs. Nichols, Belcher and Gallagher and six-year warrants exercisable for 100,000 Common Shares were awarded to Mr. Sweeney. The per share exercise price of these warrants is $19.50. The employment agreements contemplated that the Company would establish an incentive compensation program consistent with those provided in the real estate investment trust industry.

      At a meeting held on December 16, 1996, the Compensation Committee, in recognition of the growth in the Company's property portfolio during 1996 (from four properties at January 1, 1996 to 37 properties at December 31, 1996) and its consummation of an underwritten public offering of 4,600,000 Common Shares in December 1996, approved the establishment of a $120,000 bonus pool for the five senior executives of the Company. The Committee determined that each of Messrs. Nichols and Sweeney would receive $30,000 of such bonus pool.

      The Compensation Committee's compensation policies with respect to the Company's executive officers are based on the principles that compensation should, to a significant extent, be reflective of the financial performance of the Company, and that a significant portion of executive officers' compensation should provide long-term incentives. The Compensation Committee seeks to set executive compensation at levels that are sufficiently competitive so that the Company may attract, retain and motivate high quality executives to contribute to the Company's financial success. In furtherance of these efforts, on January 29, 1997, the Committee increased the base salaries of each of Messrs. Nichols and Sweeney to $200,000, effective January 1, 1997, and determined that each would be entitled to receive a minimum bonus for 1997 of $50,000, with the exact amount, and the form of the pay-out, to be determined in light of the Company's 1997 performance, industry standards and the objective of providing long-term incentives. In establishing compensation for executive officers, the Committee considers industry data generally, the recommendations of a third-party consultant, the Company's financial performance and industry position and the recommendations of the Chairman of the Board and the President and Chief Executive Officer. The Committee exercises judgment and discretion in the information it analyzes and considers.

                        Charles P. Pizzi (Chairman)
                        Joseph L. Carboni
                        Walter D'Alessio

 PROPOSAL NO. 2 - PROPOSAL TO APPROVE CONVERSION OF SERIES A PREFERRED  SHARES

      In connection with its acquisition of a portfolio of nine properties in November 1996, the Company issued to a voting trust (the "SERS Voting Trust") established for the benefit of the Commonwealth of Pennsylvania State Employees' Retirement System ("SERS") 481,818 Series A Preferred Shares. RAI Real Estate Advisers, Inc. serves as the voting trustee of the SERS Voting Trust. See "Proposal No. 1--Election of Trustees--Security Ownership of Certain Beneficial Owners and Management." Each Series A Preferred Share is currently convertible into approximately 3.3333 Common Shares. However, under rules of the American Stock Exchange, prior to a favorable vote by the shareholders approving the unlimited convertibility of the Series A Preferred Shares into Common Shares, the number of Common Shares that may be issued in respect of the conversion of Series A Preferred Shares is limited to 181,323 in the aggregate. Prior to the Record Date, 54,397 Series A Preferred Shares were converted into 181,323 Common Shares. A vote in favor of this Proposal will permit the unlimited convertibility of the Series A Preferred Shares into an additional 1,424,736 Common Shares. A vote against this Proposal will result in an increase in the dividend rate payable on the Series A Preferred Shares from an amount equal to the rate payable on the number of Common Shares into which such Series A Preferred Shares may be converted to 120% of the dividend rate payable in respect of the Common Shares. In addition, if approval of the conversion of Series A Preferred Shares into Common Shares as described in this Proposal (a "Conversion Approval") has not occurred by July 1, 1998, each holder of Series A Preferred Shares will have the right, at its option, to require the Company to redeem all or a portion of its Series A Preferred Shares, as described below. Prior to a Conversion Approval no further conversions of Series A Preferred Shares into Common Shares may occur.

      The Board is recommending that shareholders vote in favor of this Proposal in order to avoid both (i) the occurrence of an increase in the dividend rate on the Series A Preferred Shares and (ii) the giving of a redemption right to the holder of the Series A Preferred Shares.

      In the event that this Proposal is approved and the Series A Preferred Shares are converted into Common Shares, the holder will be permitted to resell all or a portion of such Common Shares under a currently effective registration statement, subject to a contractual restriction on the resale of such Common Shares until May 24, 1997. No prediction can be made as to the effect that future market sales of such Common Shares will have on the market price of the Common Shares prevailing from time to time. Sales of substantial amounts of such Common Shares in the public market (or the perception that such sales could occur) might adversely affect prevailing market prices for the Common Shares.

      The terms of the Series A Preferred Shares are summarized below.

      Dividends

      In the event that the Company pays a dividend or makes any distribution with respect to the Common Shares, regardless of the form of such distribution, the holders of the Series A Preferred Shares are entitled to participate with the holders of the Common Shares in all such dividends and distributions, such that the holders of the Series A Preferred Shares shall receive, with respect to each such Series A Preferred Share held, an amount equal to the product of: (i) the dividend or distribution payable with respect to each such Common Share multiplied by (ii) the number of Common Shares into which such Series A Preferred Share is convertible as of the record date for such dividend or distribution or the payment date with respect to such dividend or distribution if there is no record date. In the event that a Conversion Approval has not occurred by July 1, 1997, then the holders of the Series A Preferred Shares shall be entitled to receive, with respect to each such Series A Preferred Share held, an amount equal to the product of: (i) 120% of the dividend or distribution payable with respect to each such Common Share multiplied by (ii) the number of Common Shares into which such Series A Preferred Share is convertible as of the record date for such dividend or distribution or the payment date with respect to such dividend or distribution if there is no record date.

      Liquidation Preference; Merger or Consolidation

      In the event of any liquidation, dissolution or winding up of the Company (a "Liquidation"), regardless of whether such event is voluntary or otherwise, each Series A Preferred Share will entitle the holder to receive, before any distributions are made on Common Shares, an amount equal to the greater of: (i) the amount as would have been payable with respect to the Common Shares into which such Series A Preferred Share would have been convertible immediately prior to the Liquidation if a Conversion Approval had previously occurred and
(ii) the product of $16.50 multiplied by the number of Common Shares into which such Series A Preferred Shares would have been convertible immediately prior to the Liquidation if a Conversion Approval had previously occurred plus all declared but unpaid dividends. In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of shares or otherwise, is permitted under applicable law, amounts that would be needed if the Company were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of Series A Preferred Shares will not be added to the Company's total liabilities.

      Upon a merger, consolidation or similar transaction involving the Company, holders of Series A Preferred Shares will be entitled to receive such payments as would have been made with respect to the Common Shares into which such Series A Preferred Shares would have been convertible immediately prior to such event if a Conversion Approval had previously occurred.

      Redemption

      In the event that a Conversion Approval has not occurred by July 1, 1998, each holder of Series A Preferred Shares will have the right, at its option, to require the Company to redeem from time to time all or a portion of the Series A Preferred Shares held by it at a price per share equal to the Redemption Price. The term "Redemption Price" means, in respect of a Series A Preferred Share, the greater of: (i) the product of (a) $16.50 plus an amount (the "Return Amount") equal to 8.0% of $16.50 per annum from the date of issuance of such Series A Preferred Share to the redemption date thereof less an amount (not to exceed the Return Amount) equal to distributions actually received by the holder on account of such Series A Preferred Share and (b) the Conversion Number (as defined below) and (ii) the product of the market price of a Common Share and the Conversion Number. The term "Conversion Number" means the number of Common Shares into which a Series A Preferred Share is, or Series A Preferred Shares are, convertible. The Conversion Number, in respect of each Series A Preferred Share, currently is approximately 3.3333 and, in respect of all currently outstanding Series A Preferred Shares, is 1,424,736.

      Voting Rights

      Except as otherwise provided by law and as indicated below, the holders of Series A Preferred Shares shall be entitled to vote on all matters as to which the holders of Common Shares shall be entitled to vote, together with the holders of Common Shares as a single class, and shall be entitled to cast a number of votes equal to the Conversion Number. Holders of Series A Preferred Shares will not be entitled to vote their Series A Preferred Shares on the unlimited convertibility of Series A Preferred Shares into Common Shares.

      Conversion Rights

      Subject to the conditions set forth below, each holder of Series A Preferred Shares has the right, at any time, at such holder's option, to convert, without the payment of any additional consideration, each Series A Preferred Share held by such holder into that number of non-assessable Common Shares equal to the Conversion Number. Until Conversion Approval has occurred, the number of Common Shares that may be issued in respect of the conversion of Series A Preferred Shares is limited to 181,323 in the aggregate. After Conversion Approval, there are no limitations on the convertibility of the Series A Preferred Shares into Common Shares. After Conversion Approval, the Company intends to cause the Series A Preferred Shares to be converted in full into Common Shares pursuant to authority contained in the Declaration of Trust.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO PERMIT UNLIMITED CONVERSION OF THE SERIES A PREFERRED SHARES.

           PROPOSAL NO. 3 - PROPOSAL TO AMEND THE DECLARATION OF TRUST
           OF THE COMPANY TO PERMIT THE BOARD OF TRUSTEES TO ALTER THE NUMBER OF AUTHORIZED SHARES OF BENEFICIAL INTEREST OF THE COMPANY

      In 1995, the General Assembly of Maryland approved an amendment to Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland ("Title 8"), the statute under which the Company is formed, permitting the board of trustees of a Maryland real estate investment trust formed as a trust ("REIT"), such as the Company, to include in its declaration of trust a provision permitting the board of trustees to amend the declaration of trust to increase or decrease the aggregate number of shares or the number of shares of any class of beneficial interest that the trust has authority to issue. This law became effective on October 1, 1995.

      Under Maryland law as in effect prior to October 1, 1995, a Maryland REIT such as the Company was required to obtain the approval of its shareholders each time it proposed to amend its declaration of trust to increase or decrease its number of authorized shares of beneficial interest. This process is expensive and time-consuming. Adopting the proposed amendment to the Declaration of Trust, as authorized by Maryland law, will enable the Board of Trustees alone to amend the Declaration of Trust of the Company to increase or decrease the number of authorized shares. Adding the provision authorized by Maryland law to the Declaration of Trust requires the approval of the shareholders of the Company.

      Accordingly, the Board of Trustees has unanimously adopted a resolution declaring that it is advisable and in the best interests of the Company to add to Article 6, Section 6.1 of the Declaration of Trust the following sentence:
"The Board of Trustees, without any action by the Shareholders of the Company, may amend the Declaration of Trust from time to time to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of beneficial interest of any class that the Company is authorized to issue." The resolution of the Board of Trustees also declared that it is advisable and in the best interests of the Company to add to Article 9, Section 9.1(a) the following sentence: "Notwithstanding the foregoing, no vote or other action of Shareholders shall be required in order for the Board of Trustees to amend this Declaration of Trust pursuant to Section 6.1." The effect of this amendment will be to permit the Board of Trustees, without shareholder action, to increase or decrease (a) the total number of authorized shares of beneficial interest of the Company and/or (b) the number of authorized shares of beneficial interest of any one or more classes. Maryland law permits a REIT to have shares of beneficial interest that are assigned to a particular class as well as shares that are not assigned to a particular class but are available to be classified by the board of trustees at a later time. Thus, the total number of authorized shares of beneficial interest may exceed the total number of authorized shares of all classes.

      At present, the Company is authorized to issue 30,000,000 shares, of which 25,000,000 shares are common shares of beneficial interest and 5,000,000 shares are preferred shares of beneficial interest.

      The Board of Trustees believes that it is in the best interests of the Company and its shareholders to permit the Board of Trustees, without the necessity of shareholder approval, to increase or decrease either the aggregate number of shares of beneficial interest or the number of shares of any class of beneficial interest that the Company has authority to issue in order to provide the Company with maximum flexibility to meet a variety of business needs as they may arise and to enhance the Company's flexibility in connection with possible future opportunities. These business needs and opportunities may include share dividends, share splits, retirement of indebtedness, employee benefit programs, business combinations, acquisitions of property and raising cash for general purposes. Responding to such needs or opportunities often requires quick action and the process of obtaining shareholder approval to amend the Declaration of Trust is both time-consuming and expensive.

      If the proposed amendment is adopted, authorized shares of beneficial interest of the Company as established from time to time by the Board of Trustees in excess of those issued from time to time will be available for issuance at such times and for such purposes as the Board of Trustees may deem advisable without further action by the Company's shareholders, unless such action is otherwise required by applicable law or the rules of the exchange on which shares of beneficial interest are listed.

      As discussed above, the advantages to the Company's shareholders of the proposed amendment include the flexibility it would give the Company in raising capital and acquiring property and the avoidance of delay and expense. However, even if the proposed amendment is adopted, shareholder approval would continue to be required under the rules of the American Stock Exchange for certain transactions such as a transaction to acquire the stock or assets of another company where the present or potential issuance of Common Shares, or securities convertible into Common Shares, could result in an increase in outstanding Common Shares of 20% or more.

      The Board of Trustees does not intend to increase the aggregate number of authorized shares or the number of shares of any class of beneficial interest or to issue any shares of beneficial interest except on terms or for reasons that the Board deems to be in the best interest of the Company. Because the holders of Common Shares of the Company do not have preemptive rights, the issuance of additional Common Shares (other than on a pro rata basis to all current shareholders) would reduce current shareholders' proportionate interest. However, in any such event, shareholders wishing to maintain their interests may be able to do so through normal market purchases. Any future issuance of Common Shares will be subject to the rights of holders of outstanding preferred shares, if any, which the Company may issue in the future. While the issuance of shares by certain entities in certain instances may have the effect of delaying, deferring or preventing a hostile takeover, the Board of Trustees does not believe that the authority to increase or decrease the authorized shares of beneficial interest is likely to have a significant anti-takeover effect because of existing provisions in the Company's Declaration of Trust restricting the concentration of ownership of the outstanding shares of the Company in order to maintain the Company's qualification as a REIT under the Internal Revenue Code.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND ARTICLE 6, SECTION 6.1 AND ARTICLE 9, SECTION 9.1(a) OF THE COMPANY'S DECLARATION OF TRUST TO PERMIT THE BOARD OF TRUSTEES TO AMEND THE DECLARATION OF TRUST TO INCREASE OR DECREASE THE AGGREGATE NUMBER OF SHARES OR THE NUMBER OF SHARES OF ANY CLASS OF BENEFICIAL INTEREST THAT THE COMPANY IS AUTHORIZED TO ISSUE. If this proposal is approved by the shareholders, it will become effective upon the filing of Articles of Amendment with the State
Department of Assessments and Taxation of Maryland, which will occur as soon as soon as reasonably practicable after approval.

          PROPOSAL NO. 4 - ADOPTION OF 1997 LONG-TERM INCENTIVE PLAN

      The Board of Trustees of the Company believes that grants of Shares, Share-related and performance-based awards is an effective method of attracting and retaining valuable employees and Trustees and also serves to strengthen the identity of interest between them and the Company. In order to enhance the ability of the Company to recruit and retain talented employees and Trustees, on March 17, 1997, the Board adopted the 1997 Long-Term Incentive Plan (the "Incentive Plan"), subject to shareholder approval. A copy of the Incentive Plan is included herein as Appendix A, and the description of the principal features of the Incentive Plan is qualified in its entirety by reference thereto.

      The Incentive Plan is intended to provide the Company flexibility to adapt the compensation of key employees and provide compensation to Trustees in a changing business environment. The Incentive Plan permits the granting of any or all of the following types of awards ("Awards"): (i) Options, including Non-Qualified and Incentive Stock Options; (ii) Share Appreciation Rights; (iii) Restricted Shares; (iv) Long-Term Performance Awards; (v) Performance Shares; and (vi) Performance Units.

      Trustees, officers and other employees of the Company or its subsidiaries are eligible to receive Awards under the Incentive Plan. Trustees who are not employees of the Company or a subsidiary are eligible to be granted Awards under the Incentive Plan other than Incentive Stock Options. As of March 10, 1997, the Company and its subsidiaries employed approximately 43 full-time employees.

      The Incentive Plan will be administered by the Board or by a committee of the Board (the "Committee"). The Committee will select those persons eligible to receive Awards from time to time and will determine the type, terms and conditions of Awards. The Committee will have the authority to interpret the provisions of the Incentive Plan.

      The Board may generally amend, alter or discontinue the Incentive Plan at any time, but no amendment, alteration or discontinuation will be made which would impair the rights of a participant with respect to an Award which has been made under the Incentive Plan without such participant's consent.

      The maximum number of Shares of the Company that may be made the subject of Awards under the Incentive Plan is 750,000. In the event of any merger, reorganization, consolidation, recapitalization, share dividend or other change in the Company's structure affecting the Shares, the Committee will adjust accordingly the number, type and issuer of Shares reserved for issuance under the Incentive Plan, the number and option price of Shares subject to outstanding Options granted under the Incentive Plan and the number and price of Shares subject to other Awards made under the Incentive Plan. In addition, the Shares related to the unexercised or undistributed portion of any terminated, expired or forfeited Award will also be made available for distribution in connection with future Awards. No individual may receive, over the term of the Incentive Plan, more than an aggregate of 250,000 Shares under the Incentive Plan.

      Options

      The Incentive Plan permits the Committee to grant to any participant Non-Qualified Stock Options and, to participants who are also employees, Incentive Stock Options (collectively, "Options"). The per Share exercise price of an Option will be determined by the Committee; provided, however, that the exercise price per Share purchasable under an Incentive Stock Option will not be less than 100% of the fair market value of the Shares at the time of grant (and not less than 110% in the case of an Incentive Stock Option granted to a participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of Shares of the Company (a "10% Owner")). The provisions of Option Awards need not be the same with respect to each participant.

      Subject to the limitations of the Incentive Plan, each Option will be exercisable at such time or times and in the installments determined by the Committee. No Option will be exercisable more than ten years after the date it is granted. An Incentive Stock Option granted to a 10% Owner will not have a term of more than five years. Incentive Stock Options are subject to additional restrictions imposed by the Code. Options are not transferable by the participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, and all Options will be exercisable, during the participant's lifetime, only by the participant. In the discretion of the Committee, the purchase price for Shares acquired pursuant to the exercise of an Option may be paid in cash or Shares. In the event of a Change of Control (defined below), the Committee may, in its discretion, cause all outstanding Options to immediately become vested. In addition, the Committee may require that all or part of the Shares to be issued pursuant to exercise of an Option take the form of Restricted Shares. The Committee may also agree to cooperate in a "cashless exercise" of an Option, which will be effected by the participant delivering to a securities broker instructions to sell a sufficient number of Shares to cover the costs and expenses associated therewith.

      If the participant has held the Shares acquired upon exercise of an Incentive Stock Option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the Shares by the participant, the difference, if any, between the sales price of the Shares and the exercise price of the Option will be treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a "disqualifying disposition" occurs and the participant will recognize ordinary income in the year of the disposition of the Shares in an amount equal to the excess of the fair market value of the Shares at the time the Option was exercised over the exercise price of the Option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending upon whether or not the Shares were sold more than one year after the Option was exercised. If the participant sells the Shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the Shares at the time the Option was exercised, the amount of ordinary income will be limited to the amount realized on the sale in excess of the exercise price of the Option. The Company and its subsidiaries will generally be allowed a deduction to the extent the participant recognizes ordinary income.

      In general, a participant to whom a Non-Qualified Stock Option is granted will recognize no income when the Option is granted. Upon exercise of a Non-Qualified Stock Option, the participant will recognize ordinary income equal to the excess of the fair market value of the Shares on the date of exercise over the exercise price of the Option unless the Shares received are Restricted Shares, in which case, unless the exercising participant elects to recognize such income, the income recognition is deferred until the restrictions lapse or the Restricted Shares becomes transferable. The Company will generally be entitled to a compensation deduction in the same amount and at the same time as the participant recognizes ordinary income and will comply with applicable withholding requirements with respect to such compensation.

      There are no tax consequences to a participant or to the Company if an Option lapses before it is exercised or forfeited.

      Share Appreciation Rights

      The Incentive Plan permits the grant of Share Appreciation Rights either alone or in connection with the grant of Options. A Share Appreciation Right or the applicable portion thereof granted in connection with a given Option will generally terminate and no longer be exercisable upon the termination or exercise of the related Option. A Share Appreciation Right permits the participant to receive, upon exercise of the Share Appreciation Right, an amount in cash and/or Shares equal in value to the excess of the fair market value of one Share over the exercise price per Share specified in the Share Appreciation Right or related Option, multiplied by the number of Shares in respect of which the Share Appreciation Right will have been exercised. The Committee will determine the recipients of Share Appreciation Rights, the number of Shares in respect of which Share Appreciation Rights are awarded and the time or times within which Share Appreciation Rights may be awarded. The provisions of Share Appreciation Rights need not be the same with respect to each participant. The Committee will have the right to determine the form of payment upon exercise of a Share Appreciation Right.

      Upon exercise of a Share Appreciation Right, the participant will recognize ordinary income in an amount equal to the cash or the fair market value of the Shares received on the exercise date. The Company will generally be entitled to a compensation deduction in the same amount and at the same time that the participant holding a Share Appreciation Right recognizes ordinary income, and will comply with applicable withholding requirements with respect to such compensation.

      Restricted Shares

      Restricted Shares may be issued either alone or in addition to other Awards granted under the Incentive Plan. The Committee will determine the recipients of Restricted Shares, the number of Restricted Shares to be awarded, the price (if any) to be paid by such recipient, the time or times within which such Awards may be subject to forfeiture, and all other conditions of the Award. The provisions of Restricted Share Awards need not be the same with respect to each participant. The Company will issue a certificate to each recipient representing the Restricted Shares, which will bear a legend marking such shares as Restricted Shares. Although such certificate(s) may be held in custody by the Company until the restrictions thereon have elapsed, such recipient will have, with respect to the Restricted Shares, all rights of a shareholder of the Company, including the right to vote the Shares, and the right to receive any cash dividends or distributions. The Committee, at the time an Award is made, may permit or require the payment of cash dividends or distributions to be deferred and reinvested in additional Restricted Shares. During the restriction period set by the Committee, the participant will not be permitted to transfer or encumber Restricted Shares; provided that the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part. Upon the expiration of the restriction period without a prior forfeiture of the Restricted Shares, the certificates for such Restricted Shares will be delivered to the participant receiving the Award. In the event of a Change of Control, the Committee may, in its discretion, cause all forfeiture limitations on Restricted Shares to lapse and a share certificate or certificates representing such unrestricted Shares to be issued to the participant.

      Unless the participant elects to recognize income at the time of an Award of Restricted Shares, a participant will not recognize taxable income until the Shares are no longer subject to a substantial risk of forfeiture or become transferable. In either event, the participant's recognized income will equal the excess of the fair market value of such Shares at grant if an election is made, or at the time the restrictions lapse or are removed, over any amount paid for such Shares (the "Bargain Element"). The Company will generally be entitled to a deduction in the same amount and in the same year as the recipient of Restricted Shares has income. The Company will comply with all applicable withholding requirements with respect to such income.

      The aforementioned election allows the participant to recognize the Bargain Element as income in the year of the Award by making an election with the Internal Revenue Service within 30 days after the Award is made. Dividends or distributions received by a participant on Restricted Shares during the restriction period are taxable to the participant as ordinary compensation income and will be deductible by the Company unless the aforementioned election is made, rendering dividends or distributions taxable as dividends and nondeductible.

      Long-Term Performance Awards

      The Incentive Plan permits the Committee to grant to any participant Long-Term Performance Awards. The Committee will determine in advance the nature, length and starting date of the performance period for each Long-Term Performance Award and will determine the performance objectives to be used in valuing Long-Term Performance Awards and the extent to which such Long-Term Performance Awards have been earned. Performance objectives may vary from participant to participant and between groups of participants. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long-Term Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Long-Term Performance Awards affected. Performance Awards may be denominated in dollars or in Shares, and to the extent that the relevant measure of performance is met, payments may be made in the form of cash or Shares, including Restricted Shares, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant performance period. Unless otherwise provided in the applicable Award agreement, if a participant terminates service with the Company during a performance period because of death, disability or retirement, the participant will be entitled to a payment with respect to each outstanding Long-Term Performance Award at the end of the applicable performance period based upon the participant's performance for the portion of such performance period ending on the date of termination and pro-rated for the portion of the performance period during which the participant was employed by the Company or served on the Board, as determined by the Committee. In the event of a Change of Control, the Committee may, in its discretion, cause all conditions applicable to a Long-Term Performance Award to terminate immediately and a Share certificate or cash, as the case may be, to be issued or paid to the participant.

      A participant receiving a Long-Term Performance Award will recognize taxable income when an Award is paid at which time the participant will realize income in an amount equal to the amount of cash received or the fair market value of Shares received in payment. The Company will generally be entitled to a corresponding deduction at such time, and will comply with applicable withholding requirements with respect thereto. If Restricted Shares are used in payment of a Long-Term Performance Award, the participant's federal income tax consequences will be as described above under "Restricted Shares."

      Performance Shares

      The Committee will determine the persons to whom Performance Shares will be granted and the times and the number of such Performance Shares that will be granted. Performance Shares are awards of the right to receive Shares at the end of a specified period upon the attainment of performance goals specified by the Committee at the time of grant. The provisions of the Performance Shares need not be the same with respect to each participant. Performance Shares generally will be forfeited if the participant terminates service with the Company during the performance period for any reason other than death, disability or retirement. In the event of death, disability or retirement, the participant or the participant's estate, as the case may be, will be entitled to receive, at the expiration of the performance period, a percentage of Performance Shares that is equal to the percentage of the performance period that had elapsed as of the date of death or date on which such disability or retirement commenced, provided that the Committee determines that the applicable performance goals have been met. In the event of a Change of Control, the Committee may, in its discretion, cause all conditions applicable to the Performance Shares to terminate immediately and the full number of Shares subject to the Performance Shares Award to be issued to the participant.

      At the end of a performance period, the participant will recognize ordinary income in an amount equal to the fair market value of the Shares received. The Company will generally be entitled to a compensation deduction in the same amount and at the same time as the participant of a Performance Share Award recognizes ordinary income, and will comply with applicable withholding requirements with respect thereto.

      Performance Units

      The Committee will determine the persons to whom Performance Units will be granted and the times and the number of such Performance Units that will be granted. Performance Units are awards of the right to receive a fixed dollar amount, payable in cash, at the end of a specified period upon the attainment of performance goals specified by the Committee at the time of the grant. The provisions of Performance Unit Awards need not be the same with respect to each participant. Performance Units generally will be forfeited if the participant terminates employment with the Company during the performance period for any reason other than death, disability or retirement. In the event of death, disability or retirement, the participant or his or her estate will be entitled to receive, at the expiration of the performance period, cash for a percentage of his or her Performance Units equal to the percentage of the performance period that elapsed at the time of death or commencement of disability or retirement, provided that the Committee determines that the applicable performance goals have been met. In the event of a Change of Control, the Committee may, in its discretion, cause all conditions applicable to Performance Units to terminate and a cash payment for the full amount of the Performance Unit to be made to the participant.

      At the end of a performance period, the participant will recognize ordinary income in an amount equal to the cash received on such date. The Company will generally be entitled to a compensation deduction in the same amount and at the same time as the participant of a Performance Unit Award recognizes ordinary income, and will comply with applicable withholding requirements with respect thereto.

      For purposes of the Incentive Plan, the term "Change of Control" means:
(i) the acquisition in one or more transactions by any person (including any group acting in concert) of beneficial ownership of 25% or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), excluding Voting Securities acquired directly from the Company (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or (ii) approval by shareholders of the Company of (A) a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger, reorganization or consolidation or (B) a liquidation or dissolution of the Company or (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or (iii) acceptance by shareholders of the Company securities in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

      The Board believes that granting the Committee the authority to cause the acceleration of the exercisability of outstanding Options and Share Appreciation Rights, the lapse of restrictions applicable to Restricted Shares and the elimination of conditions applicable to Long Term Performance Awards, Performance Shares and Performance Units upon the occurrence of an event constituting a Change in Control will help to preserve the benefits of the Awards granted under the Incentive Plan in the event of a Change in Control. Such provisions may increase the cost to a third party of acquiring control of the Company (whether pursuant to a friendly or hostile transaction) by reason of the immediate expense it would be obligated to incur upon a Change of Control.

      The Incentive Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. The Incentive Plan states that with respect to any payments not yet made to a participant by the Company, nothing contained in the Incentive Plan gives any participant any rights that are greater than those of a general creditor of the Company.

      The foregoing discussion, as it relates to certain federal income tax consequences of the Incentive Plan, does not purport to address all of the tax consequences that may be applicable to any particular participant or to the Company. In addition, such discussion does not address foreign, state or local taxes, nor does it address federal taxes other than federal income tax. Such discussion is based upon applicable statutes, regulations, case law, administrative interpretations and judicial decisions in effect as of the date of this Proxy Statement.

      On March 10, 1997, the closing sale price of a Share, as reported on the American Stock Exchange, was $20- 7/8.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE 1997 LONG-TERM INCENTIVE PLAN.

                              OTHER INFORMATION


APPRAISAL RIGHTS

      In the event that any of the Proposals covered by this Proxy Statement are approved by shareholders, dissenting shareholders will not have appraisal or similar rights under the Maryland statutes applicable to the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

      The Trustees have appointed Arthur Andersen LLP to serve as the Company's independent public accountants for 1997 and to audit the Company's financial statements for 1997. A representative of Arthur Andersen LLP will be present at the Meeting, will be available to respond to appropriate questions, and will have an opportunity to make a statement.

OTHER BUSINESS

      The Company knows of no business which will be presented at the Meeting other than as set forth in this Proxy Statement. However, if other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

EXPENSES OF SOLICITATION

            The solicitation of proxies on behalf of the Trustees and all expenses in connection therewith will be paid by the Company. Request will be made of brokerage houses and other custodians, nominees and fiduciaries to forward the solicitation material, at the expense of the Company, to the beneficial owners of Shares held of record by such persons. In addition to being solicited through the mails, proxies may also be solicited personally or by telephone by Trustees and officers of the Company.

SHAREHOLDER PROPOSALS

            Proposals by shareholders intended to be presented at the next annual meeting of shareholders of the Company must be received by the Company at its offices at 16 Campus Boulevard, Newtown Square, Pennsylvania 19073 on or before December 8, 1997 to be included in the Company's proxy statement and form of proxy for the 1998 annual meeting.

                                  APPENDIX A


                            BRANDYWINE REALTY TRUST
                         1997 LONG-TERM INCENTIVE PLAN

            SECTION 1. PURPOSE; DEFINITIONS. The purpose of the Brandywine Realty Trust 1997 Long-Term Incentive Plan (the "Plan") is to offer to certain employees and trustees of Brandywine Realty Trust (the "Company"), organized as a Maryland real estate investment trust, and its subsidiaries, equity interests in the Company, options to acquire equity interests in the Company, and other performance-based incentive awards, thereby attracting, retaining and motivating such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders.

            For purposes of the Plan, the following initially capitalized words and phrases shall be defined as set forth below, unless the context clearly requires a different meaning:

                  a. "Affiliate" means, with respect to a person or entity, a person that directly or indirectly controls, or is controlled by, or is under common control with such person or entity.

                  b. "Board" means the Board of Trustees of the Company, as constituted from time to time.

                  c. "Cause" occurs when the Participant, as determined by the
Board:

                  (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

                  (ii)  has been convicted of a felony;

                  (iii) has disclosed trade secrets or confidential information of the Company; or

                  (iv) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise.

            d.    "Change of Control" means:


                  (i) the acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of "Beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this clause (i) Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or


                  (ii)  approval by shareholders of the Company of:

                        (A) a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the company resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger, reorganization or consolidation; or

                        (B) a complete liquidation or dissolution of the Company;

                        (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

                  (iii) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

            e. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

            f. "Committee"shall mean the Committee appointed by the Board in accordance with Section 2 of the Plan, if one is appointed, in which event in connection with this Plan, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be taken hereunder by, the Board.

            g. "Disability"shall mean a disability of an employee or a trustee which renders such employee or trustee unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity which would entitle that employee or trustee to receive Social Security Disability Income under the Social Security Act, as amended, and the regulations promulgated thereunder. "Disabled" shall mean having a Disability. The determination of whether a Participant is Disabled shall be made by the Board, whose determination shall be conclusive; provided that,

                  (i) if a Participant is bound by the terms of an employment agreement between the Participant and the Company, whether the Participant is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein provided; and

                  (ii) a Participant bound by such an employment agreement shall not be determined to be Disabled under the Plan any earlier than he would be determined to be disabled under his employment agreement.

            h. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            i. "Fair Market Value" means, as of any date: (i) the closing price of the Shares as reported on the principal nationally recognized stock exchange on which the Shares are traded on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices; or (ii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Shares as reported by The NASDAQ Stock Market on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices; or (3) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange or traded on The NASDAQ Stock Market, then the Fair Market Value shall be determined by the Board acting in its discretion, which determination shall be conclusive.


            j. "Incentive Stock Option" means any Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

            k. "Long-Term Performance Award" or "Long-Term Award" means an award made pursuant to Section 8 hereof that is payable in cash and/or Shares (including Restricted Shares, Performance Shares and Performance Units) in accordance with the terms of the grant, based on Company, business unit and/or individual performance, in each case as determined by the Committee and as set forth in the grant letter.


            l. "Non-Employee Trustee" shall have the meaning set forth in Rule 16b-3(b)(3)promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission (substituting the word "trustee" for "director"); provided, however, that the Board or the Committee may, in its sole discretion, substitute the definition of "outside director" provided in the regulations under Section 162(m) of the Code in place of the definition of Non-Employee Director contained in the Exchange Act.


            m. "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

            n. "Participant" means an employee or trustee of the Company or a Subsidiary to whom an award is granted pursuant to the Plan.

            o. "Performance Share" means an award made pursuant to Section 9 hereof of the right to receive Shares at the end of a specified performance period.

            p. "Performance Unit" means an award made pursuant to Section 10 hereof of the right to receive cash at the end of a specified performance period.

            q. "Restricted Shares" means an award of Shares that is subject to restrictions pursuant to Section 7 hereof.

            r. "Retirement" means termination of the employment of a Participant with the Company, an Affiliate (including parent) or a Subsidiary other than (i) a termination effected at the direction of the Company or parent (whether or not the Company effects such termination for Cause), (ii) termination on account of Disability, or (iii) termination on account of death. With respect to a trustee who is not also an employee of the Company, Retirement shall occur at such time as the individual ceases to be a trustee.

            s. "Rules" means Section 16 of the Exchange Act and the regulations promulgated thereunder.

            t. "SAR" means a share appreciation right granted under the Plan and described in Section 6 hereof.

            u. "Securities Broker" means a registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 5(l) hereof.

            v. "Share" means a common share of beneficial interest, $.01 par value per share, of the Company, subject to substitution or adjustment as provided in Section 3(c) hereof.

            w. "Stock Option" or "Option" means any option to purchase Shares (including Restricted Shares, if the Committee so determines) granted pursuant to Section 5 hereof.

            x. "Subsidiary" means, in respect of the Company or parent, a subsidiary company, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

            y. "Trustee" means a member of the Board.



            SECTION 2. ADMINISTRATION. The Plan shall be administered by the Board. The Board may at any time by a unanimous vote, with each member voting, appoint a Committee consisting of not less than two trustees to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe, provided that each Committee member shall be a Non-Employee Trustee. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for awards or have been granted awards may vote on any matters affecting the administration of the Plan or any awards pursuant to the Plan, except that no such member shall act upon an award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to an award to himself or herself.


            If a Committee is appointed, all references to actions to be taken by the Board in the administration of the Plan shall be construed as references to the Committee.

            From time to time the Board may increase the size of the Committee and appoint additional members thereto (provided such new members are Non-Employee Directors), remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

            The Board shall have full authority to grant to eligible persons under Section 4: (i) Options, (ii) SARs, (iii) Restricted Shares, (iv) Long-Term Performance Awards, (v) Performance Shares and/or (vi) Performance Units. In particular, the Board shall have the authority:

            a. to select the persons to whom Options, SARs, Restricted Shares, Long-Term Performance Awards, Performance Shares and Performance Units may from time to time be granted hereunder;

            b. to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Shares, Long-Term Performance Awards, Performance Shares and Performance Units, or any combination thereof, are to be granted hereunder;

            c. to determine the number of Shares, if any, to be covered by each such award granted hereunder;

            d. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including, but not limited to, the Share price and any restriction or limitation, any vesting provisions, or any vesting acceleration or forfeiture waiver regarding any Option or other award and/or the Shares relating thereto, or the length of the period following termination of employment of any Participant during which any Option or SAR may be exercised (which, in the case of an Incentive Stock Option, shall be no longer than one year in the case of the termination of employment of a Participant by reason of death or Disability, or three months in the case of the termination of employment of a Participant for any reason other than death or Disability), based on such factors as the Board shall determine, in its sole discretion;

            e. to determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(l); and

            f. to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an award under the Plan may be deferred either automatically or at the election of the Participant.

            The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); to amend the terms of any agreement relating to any award issued under the Plan, provided that the Participant consents to such amendment; and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award granted in the manner and to the extent it shall deem necessary to carry out the intent of the Plan.

            All decisions made by the Board pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No member of the Board shall be liable for any good faith determination, act or failure to act in connection with the Plan or any award made under the Plan.

            SECTION 3. SHARES SUBJECT TO THE PLAN.


            a. Shares Subject to the Plan. The Shares to be subject or related to awards under the Plan shall be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be the subject of awards under the Plan is 750,000 and the Company shall reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares. Notwithstanding the foregoing, no individual shall receive, over the term of the Plan, awards for more than an aggregate of 250,000 Shares, or SARs with respect to such Shares, authorized for grant under the Plan.


            b. Effect of the Expiration or Termination of Awards. If and to the extent that an award made under the Plan expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with the expired, terminated, canceled or forfeited portion of the award shall again become available for award under the Plan.

            c. Other Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, Share distribution or dividend, Share split or combination, or other change in entity structure affecting the Shares, such substitution or adjustment shall be made in the aggregate number, type and issuer of the securities reserved for issuance under the Plan, in the number and Option price of securities subject to outstanding Options granted under the Plan and in the number and price of securities subject to other awards made under the Plan, as may be determined to be appropriate by the Board in its sole discretion, provided that the number of securities subject to any award shall always be a whole number. The Board, in its sole discretion, shall make appropriate equitable antidilution adjustments to the number of then-outstanding SARs, and to the fair market value upon which the value of such SARs is based.

            SECTION 4. ELIGIBILITY. Trustees and other employees of the Company or its Subsidiaries are eligible to be granted awards under the Plan. Trustees who are not employees of the Company or a Subsidiary are eligible to be granted awards under the Plan, but are not eligible to be granted Incentive Stock Options.

            SECTION 5. OPTIONS. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Option granted under the Plan shall be in such form as the Board may from time to time approve.

            The Board shall have the authority to grant any Participant eligible under Section 4 Incentive Stock Options, Non-Qualified Stock Options, or both types of Options (in each case with or without SARs). To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

            Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem appropriate; provided, however, that the provisions of Option awards need to be the same with respect to each Participant:

            a. Option Price. The exercise price per Share purchasable under a Non-Qualified Stock Option shall be determined by the Board. The exercise price per Share purchasable under an Incentive Stock Option shall be 100% of the Fair Market Value of the Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary shall have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

            b. Option Term. The term of each Option shall be fixed by the Board, but no Option shall be exercisable more than ten years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

            c. Exercisability. Options shall vest and be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant. If the Board provides, in its discretion, that any Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Board shall determine, in its sole discretion.

            d. Method of Exercise. Subject to the exercise provisions under
Section 5(c) and the termination provisions set forth in Sections 5(f) through
(i), Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made in the form of unrestricted Shares based on the Fair Market Value of the Shares on the date the Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Option is granted

            No Shares shall be issued upon exercise of an Option until full payment therefor has been made. A Participant shall not have the right to distributions or dividends or any other rights of a shareholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 13(a) hereof.

            e. Non-transferability of Options. No Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Options shall be exercisable, during the Participant's lifetime, only by the Participant or, in the event of his Disability, by his personal representative.

            f. Termination by Reason of Death. Subject to Section 5(i), if a Participant's service with the Company or any Subsidiary terminates by reason of death, any Option held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or
(ii) if not specified by the

Board, then one year from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

            g. Termination by Reason of Disability. Subject to Section 5(i), if an Participant's service with the Company or any Subsidiary terminates by reason of Disability, any Option held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then six months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option; provided, however, that if the Participant dies within such period, any unexercised Option held by such Participant shall, at the sole discretion of the Board, thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year from the date of such death (or such other period as may be specified by the Board) or until the expiration of the stated term of such Option, whichever period is shorter.

            h. Other Termination. Subject to Section 5(i), if a Participant's service with the Company or any Subsidiary terminates for any reason other than death or Disability, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Board may determine at or after the time of grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then thirty (30) days from the date of termination of service, or
(iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

            i. Change of Control. In the event of a Change of Control, the Board may, in its sole discretion, cause all outstanding Options to immediately become fully exercisable.

            j. Incentive Stock Option Limitations. To the extent required for "incentive stock option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary shall not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options shall be taken into account in the order granted.

            k. Cashless Exercise. The Company may, in the sole discretion of the Board, cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of Shares to cover the costs and expenses associated therewith.

            SECTION 6.  SHARE APPRECIATION RIGHTS.

            a. Grant. SARs may be granted alone ("Stand-Alone SARs") or in conjunction with all or part of any Option granted under the Plan ("Tandem SARs"). In the case of a Non-Qualified Stock Option, a Tandem SAR may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, a Tandem SAR may be granted only at the time of the grant of such Option.

            b. Exercise.

                  (i) Tandem SARs. A Tandem SAR or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option or portion thereof, except that, unless otherwise determined by the Board, in its sole discretion at the time of grant, a Tandem SAR granted with respect to less than the full number of Shares covered by a related Option shall be reduced only after such related Option is exercised or otherwise terminated with respect to the number of Shares not covered by the Tandem SAR.

            A Tandem SAR may be exercised by a Participant by surrendering the applicable portion of the related Option, only at such time or times and to the extent that the Option to which such Tandem SAR relates shall be exercisable in accordance with the provisions of Section 5 and this Section 6. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem SARs have been exercised.

            Upon the exercise of a Tandem SAR, a Participant shall be entitled to receive, upon surrender to the Company of all (or a portion) of an Option in exchange for cash and/or Shares, an amount equal to the excess of (A) the Fair Market Value, as of the date such Option (or such portion thereof) is surrendered, of the Shares covered by such Option (or such portion thereof) over
(B) the aggregate exercise price of such Option (or such portion thereof).

            Upon the exercise of a Tandem SAR, the Option or part thereof to which such Tandem SAR is related, shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of Shares to be issued under the Plan, but only to the extent of the number of Shares issued under the Tandem SAR at the time of exercise based on the value of the Tandem SAR at such time.

            A Tandem SAR may be exercised only if and when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of such Option.

                  (ii) Stand-Alone SARs. A Stand-Alone SAR may be exercised by a Participant giving notice of intent to exercise to the Company, provided that all or a portion of such Stand-Alone SAR shall have become vested and exercisable as of the date of exercise.

            Upon the exercise of a Stand-Alone SAR, a Participant shall be entitled to receive, in either cash and/or Shares, an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such SAR (or portion of such SAR) is exercised, of the Shares covered by such SAR (or portion of such SAR) over (B) the Fair Market Value of the Shares covered by such SAR (or a portion of such SAR ) as of the date such SAR (or a portion of such SAR) was granted.

            c. Terms and Conditions. SARs shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Board, in its sole discretion; provided, however, that the provisions of SAR awards need not be the same with respect to each Participant. Such terms and conditions include the following:

                  (i) Non-Transferability. No SAR shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution and all SARs shall be exercisable, during the Participant's lifetime, only by the Participant or, in the event of his Disability, by his personal representative.

                  (ii) Term of SAR. The term of each SAR shall be fixed by the Board, provided that the term of a Tandem SAR shall be determined by the terms of the applicable Option, and provided further that the term of a Stand-Alone SAR shall be ten (10) years, unless another term is specified by the Board.

                  (iii) Exercisability. SARs shall vest and be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant, provided that the term of a Tandem SAR shall be determined by the terms of the applicable Option. A Participant shall not have any rights as a Shareholder with respect to any SAR.

                  (iv) Termination of Employment. Unless otherwise specified in the terms of an award, SARs shall be subject to the terms of Sections 5(f)-(h) with respect to exercise upon termination of employment.

                  (v) Change of Control. In the event of a Change of Control, the Board may, in its sole discretion, cause all outstanding SARs to immediately become fully exercisable.

            SECTION 7.   RESTRICTED SHARES.

            a. Administration. Restricted Shares may be issued either alone or in addition to other awards granted under the Plan. The Board shall determine the persons to whom, and the time or times at which, grants of Restricted Shares will be made, the number of Shares to be awarded, the price (if any) to be paid by the recipient of Restricted Shares, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

            The Board may condition the vesting of Restricted Shares upon the attainment of specified performance goals or such other factors as the Board may determine, in its sole discretion, at the time of the award.

            The provisions of Restricted Share awards need not be the same with respect to each Participant.

            b. Awards and Certificates. The prospective recipient of a Restricted Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award. The purchase price for Restricted Shares may be zero.

            Each Participant receiving a Restricted Share award shall be issued a share certificate in respect of such Restricted Shares. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:


             "The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) of the Brandywine Realty Trust 1997 Long-Term Incentive Plan and an Agreement entered into between the registered owner and Brandywine Realty Trust. Copies of such Plan and Agreement are on file in the principal offices of Brandywine Realty Trust and will be made available to any shareholder without charge upon request to the Secretary of the Company."


            The Board shall require that the share certificates evidencing Restricted Shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Share award, the Participant shall have delivered to the Company a share power, endorsed in blank, relating to the Shares covered by such award.

            c. Restrictions and Conditions. The Restricted Shares awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                  (i) During a period set by the Board commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan. The Board, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Board may determine, in its sole discretion.

                  (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), once the Participant has been issued a certificate or certificates for Restricted Shares, the Participant shall have, with respect to the Restricted Shares, all of the rights of a shareholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends. The Board, in its sole discretion, as determined at the time of award, may permit or require the payment of cash distributions or dividends to be deferred and, if the Board so determines, reinvested in additional Restricted Shares to the extent Shares are available under Section 3 of the Plan.

                  (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a Participant's service with the Company for reasons other than death or Disability during the

Restriction Period, all Restricted Shares still subject to restriction shall be forfeited by the Participant. Subject to the provisions of the Plan, the Board, in its sole discretion, may provide for the lapse of such restrictions in installments and may waive such restrictions, in whole or in part, at any time, based on such factors as the Board shall deem appropriate in its sole discretion. Upon the death or Disability of a Participant during the Restriction Period, restrictions will lapse with respect to a percentage of the Restricted Shares award granted to the Participant that is equal to the percentage of the Restriction Period that has elapsed as of the date of death or the date on which such Disability commenced (as determined by the Board in its sole discretion), and a share certificate or share certificates representing such Shares, without bearing the restrictive legend described in Section 7(b), shall be delivered by the Company to the Participant or the Participant's estate, as the case may be, in exchange for the share certificate or share certificates that contain such restrictive legend.

                  (iv) In the event of hardship or other special circumstances of a Participant whose service with the Company is involuntarily terminated (other than for Cause), the Board may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Shares, based on such factors as the Board may deem appropriate.

                  (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares subject to such Restriction Period, the certificates for such Shares, without bearing the restrictive legend described in Section 7(b), shall be promptly delivered by the Company to the Participant, in exchange for the share certificate or share certificates that contain such restrictive legend.

                  (vi) In the event of a Change of Control, the Board, in its sole discretion, may cause all Restricted Shares remaining subject to forfeiture to immediately cease to be subject to forfeiture and a share certificate or shares certificates representing such Shares, without bearing the restrictive legend described in Section 7(b), shall be issued by the Company and delivered to the Participant, in exchange for the share certificate or share certificates that contain such restrictive legend.

            SECTION 8.  LONG-TERM PERFORMANCE AWARDS.

            a. Awards and Administration. Long-Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. Prior to award of a Long-Term Performance Award, the Board shall determine the nature, length and starting date of the performance period (the "performance period") for each Long-Term Performance Award. Performance periods may overlap and Participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different performance periods and/or different performance factors and criteria. Prior to award of a Long-Term Performance Award, the Board shall determine the performance objectives to be used in awarding Long-Term Performance Awards and determine the extent to which such Long-Term Performance Awards have been earned. Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Company, business unit and/or individual performance factors and criteria as the Board may deem appropriate, including, but not limited to, earnings per Share or return on equity.

            At the beginning of each performance period, the Board shall determine for each Long-Term Performance Award subject to such performance period the range of dollar values or number of Shares to be awarded to the Participant at the end of the performance period if and to the extent that the relevant measure(s) of performance for such Long-Term Performance Award is (are) met. Such dollar values or number of Shares may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Board, in its sole discretion.

            b. Adjustment of Awards. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long-Term Performance Award, the Board may revise the performance objectives and/or underlying factors and criteria applicable to the Long-Term Performance Awards affected, to the extent deemed appropriate by the Board, in its sole discretion, to avoid unintended windfalls or hardship.

            c. Termination of Service. Unless otherwise provided in the applicable award agreements, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or his estate) shall be entitled to a payment with respect to each outstanding Long-Term Performance Award at the end of the applicable performance period:

                  (i) based, to the extent relevant under the terms of the award, upon the Participant's performance for the portion of such performance period ending on the date of termination and the performance of the applicable business unit(s) for the entire performance period, and

                  (ii) pro-rated, where deemed appropriate by the Board, for the portion of the performance period during which the Participant was employed by or served on the Board of the Company, all as determined by the Board, in its sole discretion.

            However, the Board may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Board deems appropriate, in its sole discretion.

            Except as otherwise determined by the Board, if a Participant terminates service with the Company during a performance period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long-Term Performance Awards subject to such performance period, unless the Board shall otherwise determine, in its sole discretion.

            In the event of a Change of Control, the Board may, in its sole discretion, cause all conditions applicable to a Long-Term Performance Award to immediately terminate and a share certificate or share certificates representing Shares subject to such award, or cash, as the case may be, to be issued and/or delivered to the Participant.

            d. Form of Payment. The earned portion of a Long-Term Performance Award may be paid currently or on a deferred basis, together with such interest or earnings equivalent as may be determined by the Board, in its sole discretion. Payment shall be made in the form of cash or whole Shares, including Restricted Shares, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant performance period, all as the Board shall determine at or after grant. If and to the extent a Long-Term Performance Award is payable in Shares and the full amount of such value is not paid in Shares, then the Shares representing the portion of the value of the Long-Term Performance Award not paid in Shares shall again become available for award under the Plan, subject to Section 3(b). A Participant whose Long-Term Performance Award is payable in Shares or Restricted Shares shall not have any rights as a shareholder until such share certificate or share certificates have been issued to such Participant, and, if requested, the Participant has given the representation described in Section 13(a) hereof. Prior to any payment, the Board shall certify that all of the performance goals or other material terms of the award have been met.

            SECTION 9. PERFORMANCE SHARES.

            a. Awards and Administration. The Board shall determine the persons to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any such person, the duration of the period (the "performance period") during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the award in addition to those set forth below.

            The Board may condition the receipt of Shares pursuant to a Performance Share award upon the attainment of specified performance goals or such other factors or criteria as the Board shall determine, in its sole discretion.

            The provisions of Performance Share awards need not be the same with respect to each Participant, and such awards to individual Participants need not be the same in subsequent years.

            b. Terms and Conditions. Performance Shares awarded pursuant to this
Section 9 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

                  (i) Conditions. The Board, in its sole discretion, shall specify the performance period during which, and the conditions under which, the receipt of Shares covered by the Performance Share award will be deferred.


                  (ii) Share Certificate. At the expiration of the performance period, if the Board, in its sole discretion, determines that the conditions specified in the Performance Share agreement have been satisfied, a share certificate or share certificates evidencing the number of Shares covered by the Performance Share award shall be issued and delivered to the Participant. A Participant shall not be deemed to be the holder of Shares, or to have the rights of a holder of Shares, with respect to the Performance Shares unless and until a share certificate or share certificates evidencing such Shares are issued to such Participant.



                  (iii) Death, Disability or Retirement. Subject to the provisions of the Plan, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or his estate) shall be entitled to receive, at the expiration of the performance period, a percentage of Performance Shares that is equal to the percentage of the performance period that had elapsed as of the date of termination, provided that the Board, in its sole discretion, determines that the conditions specified in the Performance Share agreement have been satisfied. In such event, a share certificate or share certificates evidencing such Shares shall be issued and delivered to the Participant or the Participant's estate, as the case may be.


                  (iv) Termination of Service. Unless otherwise determined by the Board at the time of grant, the Performance Shares will be forfeited upon a termination of service during the performance period for any reason other than death, Disability or Retirement.


                  (v) Change of Control. In the event of a Change of Control, the Board may, in its sole discretion, cause all conditions applicable to the Performance Shares to immediately terminate and a share certificate or share certificates evidencing Shares subject to the Share award to be issued and delivered to the Participant.


            SECTION 10.  PERFORMANCE UNITS.

            a. Awards and Administration. The Board shall determine the persons to whom and the time or times at which Performance Units shall be awarded, the number of Performance Units to be awarded to any such person, the duration of the period (the "performance period") during which, and the conditions under which, a Participant's right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Performance Units, and the other terms and conditions of the award in addition to those set forth below.

            A Performance Unit shall have a fixed dollar value.

            The Board may condition the vesting of Performance Units upon the attainment of specified performance goals or such other factors or criteria as the Board shall determine, in its sole discretion.

            The provisions of Performance Unit awards need not be the same with respect to each Participant, and such awards to individual Participants need not be the same in subsequent years.

            b. Terms and Conditions. Performance Units awarded pursuant to this
Section 10 shall be subject to the following terms and conditions and such other terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

                  (i) Conditions. The Board, in its sole discretion, shall specify the performance period during which, and the conditions under which, the Participant's right to Performance Units will be vested.

                  (ii) Vesting. At the expiration of the performance period, the Board, in its sole discretion, shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Units of each Participant that have vested.

                  (iii) Death, Disability or Retirement. Subject to the provisions of this Plan, if a Participant terminates service with the Company during a performance period because of death, Disability or Retirement, such Participant (or the Participant's estate) shall be entitled to receive, at the expiration of the performance period, a percentage of Performance Units that is equal to the percentage of the performance period that had elapsed as of the date of termination, provided that the Board, in its sole discretion, determines that the conditions specified in the Performance Unit agreement have been satisfied, and payment thereof shall be made to the Participant or the Participant's estate, as the case may be.

                  (iv) Termination of Service. Unless otherwise determined by the Board at the time of grant, the Performance Units will be forfeited upon a termination of service during the performance period for any reason other than death, Disability or Retirement.

                  (v) Change of Control. In the event of a Change of Control, the Board may, in its sole discretion, cause all conditions applicable to Performance Units to immediately terminate and cash representing the full amount of such award to be paid to the Participant.

            SECTION 11. AMENDMENTS AND TERMINATION. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant with respect to an Option, SAR, Restricted Share, Long-Term Performance Award, Performance Share or Performance Unit which has been granted under the Plan, without the Participant's consent, or which, without the approval of such amendment by the Company's shareholders within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of the Company's outstanding shares is present (either in person or by proxy), would:

            a. except as expressly provided in the Plan, increase the total number of Shares reserved for the purposes of the Plan;

            b. change the persons or class of persons eligible to participate in the Plan; or

            c. extend the maximum Option term under Section 5(b) of the Plan.

            The Board may substitute new Options for previously granted Options, including previously granted Options having higher exercise prices.

            Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

            SECTION 12. UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to awards hereunder.

            SECTION 13.   GENERAL PROVISIONS.

            a. The Board may require each person acquiring Shares or a Share-based award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares or Share-based award for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate to ensure compliance with applicable Federal and state securities laws. The certificate evidencing such award and any securities issued pursuant thereto may include any legend which the Board deems appropriate to reflect any restrictions on transfer and compliance with securities laws.

            All certificates for Shares or other securities delivered under the Plan shall be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable Federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

            b. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

            c. The adoption of the Plan shall not confer upon any employee of the Company or a Subsidiary any right to continued employment with the Company or such Subsidiary, nor shall it interfere in any way with the right of the Company or such Subsidiary to terminate the employment of any of its employees at any time.

            d. No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board regarding the payment, of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

            e. At the time of grant of an award under the Plan, the Board may provide that the Shares received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any Shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Shares, subject to such other terms and conditions as the Board may specify at the time of grant.

            f. The reinvestment of distributions or dividends in additional Restricted Shares (or in other types of Plan awards) at the time of any distribution or dividend payment shall only be permissible if sufficient Shares are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Options and other Plan awards).

            g. The Board shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

            h. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Maryland.

            SECTION 14. EFFECTIVE DATE OF PLAN. This Plan shall become effective on the date that it is adopted by the Board; provided, however, that it shall not be an Incentive Stock Option Plan if it is not approved, within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of Company's outstanding voting shares is present, either in person or by proxy. The Board may make awards hereunder prior to approval of the Plan; provided, however, that any and all Incentive Stock Options so awarded automatically shall be converted into Non-Qualified Stock Options if the Plan is not approved by shareholders within 365 days of its adoption.

            SECTION 15. TERM OF PLAN. No Option, SAR, Restricted Share, Long-Term Performance Award, Performance Share or Performance Unit shall be granted pursuant to the Plan on or after the tenth (10th) anniversary of the date of shareholder approval of the Plan, but awards granted prior to such tenth
(10th) anniversary may extend beyond that date.

                             BRANDYWINE REALTY TRUST

               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


         The undersigned shareholder of Brandywine Realty Trust, a Maryland real estate investment trust (the "Company"), hereby appoints Anthony A. Nichols, Sr. and Gerard H. Sweeney, and each of them acting individually, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Shareholders of Brandywine Realty Trust to be held at 10:00 a.m. on May 12, 1997, and at any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

         This Proxy is solicited on behalf of the Board of Trustees. When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. If this Proxy is executed but no direction is made, this Proxy will be voted "FOR" the election of the nominees for Trustee listed on the reverse side hereof and "FOR" each of the other proposals as set forth in the Proxy Statement. This Proxy also delegates discretionary authority with respect to any other business which may properly come before the meeting or any postponement or adjournment thereof.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and of the accompanying Proxy Statement and revokes any Proxy previously submitted with respect to the meeting.

(Continued and to be dated and signed on the reverse side.)

PROPOSAL 1 (ELECTION OF TRUSTEES):

      The Board of Trustees recommends a "FOR" Election of Trustees.
      FOR all nominees listed below / / WITHHOLD AUTHORITY to vote for all nominees listed below / /
      Nominees: Anthony A. Nichols, Sr., Gerard H. Sweeney,
      Joseph L. Carboni, Richard M. Osborne, Warren V. Musser, Walter D'Alessio and Charles P. Pizzi
      (Instructions: To withhold authority to vote for any individual nominee/s, write the name of such nominee/s in the following space:

--------------------------------------------------------------------------------


PROPOSAL 2 (APPROVE UNLIMITED CONVERTIBILITY OF SERIES A PREFERRED SHARES INTO COMMON SHARES, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT):


         The Board of Trustees recommends a vote "FOR" approval of Unlimited Convertibility.

                  / /  FOR          / /  AGAINST              / /  ABSTAIN



PROPOSAL 3 (APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF THE COMPANY, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT):


         The Board of Trustees recommends a vote "FOR" approval of the Amendment to the Amended and Restated Declaration of Trust.

                  / /  FOR          / /  AGAINST              / /  ABSTAIN



PROPOSAL 4 (APPROVE ADOPTION OF THE 1997 LONG-TERM INCENTIVE PLAN, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT):


         The Board of Trustees recommends a vote "FOR" approval of the adoption of the 1997 Long-Term Incentive Plan.

                  / /  FOR          / /  AGAINST              / /  ABSTAIN






           / /    CHECK HERE ONLY IF YOU PLAN TO
                  ATTEND THE MEETING IN PERSON

Please sign exactly as name appears
on the records of the Company and              _____________________________
date.  If the shares are held jointly,                   Signature
each holder should sign.  When
signing as an attorney, executor,              _____________________________
administrator, trustee, guardian or as          Signature, if held jointly
an officer signing for a corporation or
other entity, please give the full title
under signature.                                  Dated:___________, 1997






              Votes must be indicated (x) in Black or Blue ink. /X/


    PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


                                       -2-